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                                                                  EXHIBIT 4.1





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                          AMERICAN CLASSIC VOYAGES CO.

                                       TO

                              THE BANK OF NEW YORK

                                     TRUSTEE



                         ------------------------------

                    JUNIOR CONVERTIBLE SUBORDINATED INDENTURE

                          DATED AS OF FEBRUARY 22, 2000

                         ------------------------------

                 7% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2015



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                            AMERICAN CLASSIC VOYAGES

                 CERTAIN SECTIONS OF THIS INDENTURE RELATING TO

                   SECTIONS 310 THROUGH 318, INCLUSIVE, OF THE

                          TRUST INDENTURE ACT OF 1939:

  TRUST INDENTURE
    ACT SECTION                                           INDENTURE SECTION

Section 310 (a)(1)  .....................................       6.9
        (a)(2)...........................................       6.9
        (a)(3)...........................................  Not Applicable
        (a)(4)  .........................................  Not Applicable
        (b)..............................................     6.8; 6.10
Section 311 (a)..........................................       6.13
        (b)..............................................       6.13
Section 312 (a)..........................................     7.1; 7.2
        (b)..............................................       7.2
        (c)..............................................       7.2
Section 313 (a)..........................................       7.3
        (b)..............................................       7.3
        (c)..............................................       7.3
        (d)..............................................       7.3
Section 314 (a)..........................................       7.4
        (a)(4)...........................................     1.4; 10.4
        (b)..............................................  Not Applicable
        (c)(1)...........................................       1.1
        (c)(2)...........................................     1.1; 1.2
        (c)(3)...........................................  Not Applicable
        (d)..............................................  Not Applicable
        (e)..............................................       1.2
Section 315 (a)..........................................       6.1
        (b)..............................................       6.2
        (c)..............................................       6.1
        (d)..............................................       6.1
        (e)..............................................       5.14
Section 316 (a)..........................................       1.1
        (a)(1)(A)........................................     5.2; 5.12
        (a)(1)(B)........................................       5.13
        (a)(2)...........................................  Not Applicable
        (b)..............................................       5.8
        (c)..............................................       1.4
Section 317 (a)(1).......................................       5.3
        (a)(2)...........................................       5.4
        (b).............................................       10.3
Section 318 (a)..........................................       1.7


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NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.
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                                TABLE OF CONTENTS

                                                                                               PAGE
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ARTICLE I  DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION...............................7
     SECTION 1.1.    Definitions.................................................................7
     SECTION 1.2.    Compliance Certificates and Opinions.......................................17
     SECTION 1.3.    Form of Documents Delivered to Trustee.....................................18
     SECTION 1.4.    Acts of Holders; Record Dates..............................................18
     SECTION 1.5.    Notices, Etc., to Trustee and Company......................................19
     SECTION 1.6.    Notice to Holders; Waiver..................................................20
     SECTION 1.7.    Conflict with Trust Indenture Act..........................................20
     SECTION 1.8.    Effect of Headings and Table of Contents...................................20
     SECTION 1.9.    Successors and Assigns.....................................................21
     SECTION 1.10.  Separability Clause.........................................................21
     SECTION 1.11.  Benefits of Indenture.......................................................21
     SECTION 1.12.  Governing Law...............................................................21
     SECTION 1.13.  Legal Holidays..............................................................21
     SECTION 1.14.  Language of Notices, Etc....................................................21
     SECTION 1.15.  Incorporators, Stockholders, Officers and Directors of the Company
                              Exempt from Individual Liability..................................21

ARTICLE II  DEBENTURE FORMS.....................................................................22
     SECTION 2.1.    Form of Debenture..........................................................22
     SECTION 2.2.    Legends on Debentures......................................................22

ARTICLE III  GENERAL TERMS AND CONDITIONS OF THE DEBENTURES.....................................23
     SECTION 3.1.    Designation, Title and Terms...............................................23
     SECTION 3.2.    Denominations..............................................................24
     SECTION 3.3.    Execution, Authentication, Delivery and Dating.............................24
     SECTION 3.4.    Temporary Debentures.......................................................25
     SECTION 3.5.    Registration, Registration of Transfer and Exchange........................25
     SECTION 3.6.    Mutilated, Destroyed, Lost and Stolen Debentures...........................27
     SECTION 3.7.    Payment of Interest; Interest Rights Preserved.............................28
     SECTION 3.8.    Persons Deemed Owners......................................................29
     SECTION 3.9.    Cancellation...............................................................30
     SECTION 3.10.  Computation of Interest.....................................................30
     SECTION 3.11.  CUSIP Numbers...............................................................30
     SECTION 3.12.  Extension of Interest Payment Period........................................30
     SECTION 3.13.  Additional Sums.............................................................30

ARTICLE IV  SATISFACTION AND DISCHARGE..........................................................31
     SECTION 4.1.    Satisfaction and Discharge of Indenture....................................31
     SECTION 4.2.    Application of Trust Money.................................................32
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ARTICLE V  REMEDIES.............................................................................32
     SECTION 5.1.    Events of Default..........................................................32
     SECTION 5.2.    Acceleration of Maturity; Rescission and Annulment.........................33
     SECTION 5.3.    Collection of Indebtedness and Suits for Enforcement by Trustee............34
     SECTION 5.4.    Trustee May File Proofs of Claim...........................................35
     SECTION 5.5.    Trustee May Enforce Claims Without Possession of Debentures................35
     SECTION 5.6.    Application of Money Collected.............................................36
     SECTION 5.7.    Limitation on Suits........................................................36
     SECTION 5.8.    Unconditional Right of Holders to Receive Principal, Premium and
                              Interest..........................................................37
     SECTION 5.9.    Restoration of Rights and Remedies.........................................37
     SECTION 5.10.  Rights and Remedies Cumulative..............................................37
     SECTION 5.11.  Delay or Omission Not Waiver................................................37
     SECTION 5.12.  Control by Holders..........................................................37
     SECTION 5.13.  Waiver of Past Defaults.....................................................38
     SECTION 5.14.  Undertaking for Costs.......................................................38
     SECTION 5.15.  Waiver of Usury, Stay or Extension Laws.....................................39

ARTICLE VI  THE TRUSTEE.........................................................................39
     SECTION 6.1.    Certain Duties and Responsibilities........................................39
     SECTION 6.2.    Notice of Defaults.........................................................39
     SECTION 6.3.    Certain Rights of Trustee..................................................39
     SECTION 6.4.    Not Responsible for Recitals or Issuance of Debentures.....................41
     SECTION 6.5.    May Hold Debentures........................................................41
     SECTION 6.6.    Money Held in Trust........................................................41
     SECTION 6.7.    Compensation and Reimbursement.............................................41
     SECTION 6.8.    Disqualification; Conflicting Interests....................................42
     SECTION 6.9.    Corporate Trustee Required; Eligibility....................................42
     SECTION 6.10.  Resignation and Removal; Appointment of Successor...........................42
     SECTION 6.11.  Acceptance of Appointment by Successor......................................43
     SECTION 6.12.  Merger, Conversion, Consolidation or Succession to Business.................44
     SECTION 6.13.  Preferential Collection of Claims Against Company...........................44
     SECTION 6.14.  Appointment of Authenticating Agent.........................................45

ARTICLE VII  HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY..................................47
     SECTION 7.1.    Company to Furnish Trustee Names and Addresses of Holders..................47
     SECTION 7.2.    Preservation of Information; Communications to Holders.....................47
     SECTION 7.3.    Reports by Trustee.........................................................47
     SECTION 7.4.    Reports by Company.........................................................47

ARTICLE VIII  CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR
                        LEASE...................................................................48
     SECTION 8.1.    Company May Consolidate, Etc, Only on Certain Terms........................48
     SECTION 8.2.    Successor Substituted......................................................49

ARTICLE IX  SUPPLEMENTAL INDENTURES.............................................................49
     SECTION 9.1.    Supplemental Indentures Without Consent of Holders.........................49
     SECTION 9.2.    Supplemental Indentures with Consent of Holders............................50
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     SECTION 9.3.    Execution of Supplemental Indentures.......................................51
     SECTION 9.4.    Effect of Supplemental Indentures..........................................51
     SECTION 9.5.    Conformity with Trust Indenture Act........................................51
     SECTION 9.6.    Reference in Debentures to Supplemental Indentures.........................52

ARTICLE X  COVENANTS............................................................................52
     SECTION 10.1.  Payment of Principal, Premium and Interest..................................52
     SECTION 10.2.  Maintenance of Office or Agency.............................................52
     SECTION 10.3.  Money for Debentures Payments to Be Held in Trust...........................52
     SECTION 10.4.  Statement by Officers as to Default.........................................53
     SECTION 10.5.  Existence...................................................................54
     SECTION 10.6.  Waiver of Certain Covenants.................................................54
     SECTION 10.7.  Limitation of Transactions..................................................54
     SECTION 10.8.  Covenants As To Trust.......................................................55
     SECTION 10.9.  Certain Conversions Deemed Payment..........................................55

ARTICLE XI  REDEMPTION OF DEBENTURES............................................................56
     SECTION 11.1.    Election to Redeem; Notice to Trustee.....................................56
     SECTION 11.2.    Selection by Trustee of Debentures to Be Redeemed.........................56
     SECTION 11.3.    Notice of Redemption......................................................56
     SECTION 11.4.    Deposit of Redemption Price...............................................57
     SECTION 11.5.    Debentures Payable on Redemption Date.....................................57
     SECTION 11.6.    Debentures Redeemed in Part...............................................57
     SECTION 11.7.    Optional  Redemption......................................................58
     SECTION 11.8.    Redemption upon Occurrence of Trust Tax Event.............................59
     SECTION 11.9.    Exchange of Trust Securities for Debentures...............................59
     SECTION 11.10.  Interest on Converted Debentures...........................................60

ARTICLE XII  CONVERSION OF DEBENTURES...........................................................60
     SECTION 12.1.   Conversion Rights..........................................................60
     SECTION 12.2.   Conversion Procedures......................................................60
     SECTION 12.3.   Expiration of Conversion Rights............................................62
     SECTION 12.4.   Conversion Price Adjustments...............................................62
     SECTION 12.5.   Fundamental Change.........................................................65
     SECTION 12.6.   Notice of Adjustments of Conversion Price..................................67
     SECTION 12.7.   Prior Notice of Certain Events.............................................68
     SECTION 12.8.   Dividend Reinvestment and Other Plans......................................69
     SECTION 12.9.   Certain Additional Rights..................................................69
     SECTION 12.10.  Reservation of Common Stock; Taxes.........................................70
     SECTION 12.11.  Trustee Not Responsible for Determining Conversion Price or
                                Adjustments.....................................................70
     SECTION 12.12.  Conversion Not Permitted in Violation of U.S. Shipping Act.................71

ARTICLE XIII  SUBORDINATION OF DEBENTURES.......................................................71
     SECTION 13.1.   Agreement to Subordinate...................................................71
     SECTION 13.2.   Distribution on Dissolution, Liquidation and Reorganization;
                               Subrogation of Debentures........................................71
     SECTION 13.3.  No Payment on Debentures in Event of Default on Senior Debt.................73
     SECTION 13.4.  Payments on Debentures Permitted............................................73

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     SECTION 13.5.  Authorization of Holders of Debentures to Trustee to Effect
                                 Subordination..................................................73
     SECTION 13.6.  Notices to Trustee..........................................................74
     SECTION 13.7.  Trustee as Holder of Senior Debt............................................74
     SECTION 13.8.  Modification of Terms of Senior Debt........................................74
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     JUNIOR CONVERTIBLE SUBORDINATED INDENTURE dated as of February 22, 2000, between AMERICAN CLASSIC VOYAGES CO., a corporation duly organized and existing under the laws of Delaware (the "Company"), having its principal office at Two
North Riverside Plaza, Chicago, Illinois 60606, and THE BANK OF NEW YORK, a New
York banking corporation, as Trustee (the "Trustee").

                             RECITALS OF THE COMPANY

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of its 7% Convertible Subordinated Debentures due 2015 (the "Debentures") of substantially the tenor hereinafter provided which evidence loans made to the Company of the proceeds from the issuance by AMCV Capital Trust I, a Delaware business trust (the "Trust"), of preferred trust interests in the Trust (the "Preferred Securities") and common trust interests in the Trust (the "Common Securities"), and to provide the terms and conditions upon which the Debentures are to be authenticated, issued and delivered.

     All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

     This Indenture is subject to the provisions of the Trust Indenture Act that are required to be a part of this Indenture and, to the extent applicable, shall be governed by such provisions.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Debentures by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Debentures, as follows:

                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.1. Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (b) all other terms used herein which are defined in the Trust Indenture Act, either directly, or by reference therein, have the meanings assigned to them therein;

          (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation;

          (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

          (e) the words "Article" and "Section" refer to an Article and Section, respectively, of this Indenture.

     "Act", when used with respect to any Holder, has the meaning specified in
Section 1.4.

     "Additional Interest" has the meaning set forth in the form of Debenture attached as Exhibit A hereto.

     "Additional Sums" means, with respect to the Trust Securities, the additional amounts as may be necessary in order that the amount of Distributions then due and payable by the Trust on the outstanding Trust Preferred Securities and Trust Common Securities shall not be reduced as a result of any additional taxes, duties and governmental charges to which the Trust has become subject as a result of a Trust Tax Event.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Applicable Price" means (i) in the case of a Non-Stock Fundamental Change in which the holders of the Common Stock receive only cash, the amount of cash received by the holder of one share of Common Stock and (ii) in the event of any other Non-Stock Fundamental Change or any Stock Fundamental Change, the average of the Closing Prices for the Common Stock during the 10 Trading Days prior to and including the record date for the determination of the holders of Common Stock entitled to receive such securities, cash, or other property in connection with such Non-Stock Fundamental Change or Stock Fundamental Change or, if there is no such record date, the date upon which the holders of the Common Stock shall have the right to receive such securities, cash, or other property (such record date or distribution date being referred to as the "Entitlement Date"), in each case as adjusted in good faith by the Company to appropriately reflect any of the events referred to in Section 12.4.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Debentures.

     "Authorized Newspaper" means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place.

     "Bankruptcy Law," means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

     "Board of Directors" means the board of directors of the Company, or the executive or any other committee of that board duly authorized to act in respect thereof.

     "Board Resolution" means a copy of a resolution certified by the Corporate Secretary or an Assistant Secretary of the Company, the principal financial officer of the Company or any other authorized officer of the Company or a person duly authorized by any of them, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day", when used with respect to any Place of Payment or other location, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or other location are authorized or obligated by law, executive order or regulation to close.

     "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents (however designated) of such Person's capital stock, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock.

     "Change in 1940 Act Law" means, as a result of the occurrence on or after the date of the original issuance of the Trust Preferred Securities of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, the Trust is or will be considered an "investment company" which is required to be registered under the 1940 Act.

     "Closing Price" means, with respect to any shares of Capital Stock, on any day the reported last sale price on such day or, in case no sale takes place on such day, the average of the reported closing bid and asked prices in each case on the Nasdaq National Market or, if the Capital Stock is not then traded on the Nasdaq National Market, on the principal national securities exchange or quotation system on which such Capital Stock is listed or admitted to trading or quoted or, if not listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such Capital Stock in the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or, if not so available in such manner, as furnished by the National Association of Securities Dealers member firm selected from time to time by the Board of Directors for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Stock" includes any stock of any class of Capital Stock of any Person which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of such Person and which is not subject to redemption by such Person. However, subject to the provisions of Section 12.4, shares issuable on conversion of Debentures shall include only shares of the class designated as Common Stock of the Company at the date of this instrument or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of the payment of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which are not subject to redemption by the Company; provided, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Chief Executive Officer, its President, any of its Vice Presidents or any other authorized officer of the Company or a person duly authorized by any of them, and delivered to the Trustee.

     "Conversion Agent" has the meaning specified in Section 12.2(a).

     "Conversion Date" has the meaning specified in Section 12.2(a).

     "Conversion Expiration Date" has the meaning specified in Section 12.3.

     "Conversion Price" has the meaning specified in Section 12.1.

     "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which at the date hereof is 101 Barclay Street, Floor 21 West, Corporate Trust, New York, New York 10286.

     "Corporation" includes corporations, associations, partnerships, limited liability companies, joint-stock companies and business trusts.

     "Current Market Price" means the average of the last reported sale price, regular way, for the 10 Trading Days (as defined herein) ending on the date of determination, or, if no sale takes place on any such day, the average of the reported closing bid and asked prices on such day(s), regular way, in either case as reported on the Nasdaq National Market or, if such Common Stock is not listed or admitted to trading on the Nasdaq National Market on any such day, on the principal national securities exchange or quotation system on which such Common Stock is listed or admitted to trading, or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average closing bid and asked prices of such Common Stock in the over-the-counter market for the 10 Trading Days in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or, if not so available in such manner, as furnished by any member firm of the National Association of Securities Dealers, Inc. selected from time to time by the Board of Directors of the Company for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors of the Company. As used herein, the term "Trading Day" shall mean a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, a Business Day.

     "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

     "Debentures" means the Company's 7% Subordinated Convertible Debentures due 2015.

     "Debt" means any obligation created or assumed by any Person for the repayment of money borrowed and any purchase money obligation created or assumed by such Person.

     "Declaration" means the Amended and Restated Declaration of Trust of the Trust, dated as of February 22, 2000, as the same may be modified, amended or supplemented in accordance with the applicable provisions thereof, including all exhibits thereto, including, for all purposes of the Declaration, any such modification, amendment or supplement, and the provisions of the Trust Indenture Act that are deemed to be a part of and govern the Declaration.

     "Default" means, with respect to the Debentures, any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Debentures .

     "Defaulted Interest" has the meaning specified in Section 3.7.

     "Definitive Debenture" means a Debenture other than a Global Debenture or a temporary Debenture.

     "Depositary" means, with respect to Debentures issuable in whole or in part in the form of one or more Global Debentures, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Debentures, until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter shall mean or include each Person which is then a Depositary hereunder, and if at any time there is more than one such Person, shall be a collective reference to such Persons.

     "Dollar" or "$" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     "Entitlement Date" has the meaning specified in the definition of "Applicable Price."

     "Event of Default" has the meaning specified in Section 5.1.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any statute successor thereto.

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     "Expiration Time" has the meaning set forth in Section 12.4.

     "Extension Period" has the meaning set forth in the form of Debenture attached as Exhibit A hereto.

     "Fundamental Change" means the occurrence of any Transaction or event, or series of transactions or events, pursuant to which all or substantially all of the Common Stock shall be exchanged for, converted into, acquired for, or constitute solely the right to receive securities, cash, or other property (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, continuance, combination, reclassification, recapitalization, or otherwise), provided that, in the case of a plan involving more than one such Transaction or event, for purposes of adjustment of the Conversion Price, such Fundamental Change shall be deemed to have occurred when substantially all of the Common Stock shall be exchanged for, converted into, or acquired for or constitute solely the right to receive securities, cash, or other property, but the adjustment shall be based upon the consideration that a holder of Common Stock received in such Transaction or event as a result of which more than 50% of the Common Stock shall have been exchanged for, converted into, or acquired for or constitute solely the right to receive securities, cash, or other property.

     "Global Debenture" means a Debenture in global form that evidences all or part of the Debentures and is authenticated and delivered to, and registered in the name of, the Depositary for such Debentures or a nominee thereof.

     "Holder" means a Person in whose name a Debenture is registered in the Security Register.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

     "Interest Payment Date", when used with respect to any Debenture, means the Stated Maturity of an installment of interest on such Debenture.

     "Lien" means any mortgage, pledge, security interest, charge, lien or other encumbrance of any kind, whether or not filed, recorded or perfected under applicable law.

     "Liquidation Amount" means an amount with respect to the assets of the Trust equal to $50 per Trust Security.

     "Maturity", when used with respect to any Debenture, means the date on which the principal of such Debenture or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "1940 Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

     "Non-Stock Fundamental Change" means any Fundamental Change other than a Stock Fundamental Change.

     "Notice of Conversion" means the notice given (i) by a Holder of Debentures to the Conversion Agent directing the Conversion Agent to convert such Debentures into Common Stock on behalf of such Holder or (ii) by a holder of Trust Preferred Securities to the Conversion Agent under the Declaration directing such Conversion Agent to exchange such Trust Preferred Securities for Debentures and to convert such Debentures into Common Stock on behalf of such holder.

     "Notice of Default" means a written notice of the kind specified in Section 5.1(c).

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President, a Vice President or the Treasurer, and by an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company. The officer signing an Officers' Certificate given pursuant to Section 10.4 shall be the principal executive, financial or accounting officer of the Company.

     "Opinion of Counsel" means a written opinion of legal counsel, who may be an employee of or counsel for the Company and who shall be reasonably acceptable to the Trustee.

     "Outstanding", when used with respect to Debentures, means, as of the date of determination, all Debentures theretofore authenticated and delivered under this Indenture, except:

          (a) Debentures theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (b) Debentures for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Debentures; provided, however, that, if such Debentures are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (c) Debentures which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Debentures have been authenticated and delivered pursuant to this Indenture, other than any such Debentures in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Debentures are held by a bona fide purchaser in whose hands such Debentures are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Debentures have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Debentures owned by the Company or any other obligor upon the Debentures or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Debentures which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Debentures so owned as described in the preceding sentence which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Debentures and that the pledgee is not the Company or any other obligor upon the Debentures or any Affiliate of the Company or of such other obligor.

     "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on the Debentures on behalf of the Company.

     "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, other entity, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment", when used with respect to the Debentures, means the office or agency of the Company in The City of New York and such other place or places where, subject to the provisions of Section 10.2, the principal of and any premium and interest on the Debentures are payable.

     "Predecessor Debenture" of any particular Debenture means every previous Debenture evidencing all or a portion of the same debt as that evidenced by such particular Debenture; and, for the purposes of this definition, any Debenture authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Debenture shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Debenture.

     "Property Trustee" means the property trustee of the Trust appointed pursuant to Section 6.3 of the Declaration.

     "Purchased Shares" has the meaning specified in Section 12.4(e).

     "Purchaser Stock Price" means, with respect to any Stock Fundamental Change the average of the Closing Prices for the Common Stock received in such Stock Fundamental Change for the 10 consecutive Trading Days prior to and including the Entitlement Date, as adjusted in good faith by the Company to appropriately reflect any of the events referred to in Section 12.4.

     "Redemption Date", when used with respect to any Debenture to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price", when used with respect to any Debenture to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Reference Date" has the meaning specified in Section 12.4.

     "Reference Market Price" initially means $16.54 (which is an amount equal to 66.67% of the last reported sale price for the Common Stock on The Nasdaq National Market on February 15, 2000), and in the event of any adjustment of the Conversion Price other than as a result of a Non-Stock Fundamental Change, the Reference Market Price shall also be adjusted so that the ratio of the Reference Market Price to the Conversion Price after giving effect to any such adjustment shall always be the same as the ratio of the initial Reference Market Price to the initial Conversion Price of the Debentures.

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Debentures means the first day of the month of such Interest Payment Date (that is, each February 1, May 1, August 1 and November 1).

     "Responsible Officer" shall mean, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

     "Senior Debt" means any Debt of the Company, except for such Debt that is by its terms subordinated to or pari passu with the Debentures.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

     "Stated Maturity", when used with respect to any Debenture or any installment of principal thereof or interest thereon, means the date specified in such Debenture as the fixed date on which the principal of such Debenture or such installment of principal or interest is due and payable.

     "Stock Fundamental Change" means any Fundamental Change in which more than 50% of the value (as determined in good faith by the Board of Directors in a Board Resolution) of the consideration received by holders of Common Stock consists of Common Stock that for each of the 10 consecutive Trading Days prior to the Entitlement Date has been admitted for listing or admitted for listing subject to notice of issuance on a national securities exchange or quoted on the Nasdaq National Market; provided, however, that a Fundamental Change shall not be a Stock Fundamental Change unless either (a) the Company continues to exist after the occurrence of such Fundamental Change and the outstanding Trust Preferred Securities continue to exist as outstanding Trust Preferred Securities or (b) the outstanding Trust Preferred Securities continue to exist as preferred securities and are convertible into shares of Common Stock of an entity succeeding to the business of the Company.

     "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "Tax Action" means (a) an amendment to, change in or announced prospective change in the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) a judicial decision interpreting, applying or clarifying such laws or regulations, or (c) an administrative pronouncement or action that represents an official position (including a clarification of an official position) of the governmental authority or regulatory body making such administrative pronouncement or taking such action, which amendment or change is adopted or which decision, pronouncement or prospective change is announced or which action, clarification or challenge occurs on or after the date of the prospectus related to the issuance of the Trust Preferred Securities.

     "Trading Day" means a Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on the applicable securities exchange in the applicable securities market.

     "Transaction" has the meaning specified in Section 12.5.

     "Trust" means AMCV Capital Trust I, a Delaware business trust and an Affiliate of the Company and any successor to such trust in accordance with the Declaration.

     "Trust Common Security" means the common securities representing undivided subordinated beneficial interests in the assets of the Trust with a Liquidation Amount of $50 per Trust Common Security, issued by the Trust.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as otherwise provided in Section 9.5, provided, however, that if the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "Trust Investment Company Event" means that the Company shall have requested and received and shall have delivered to the Property Trustee an Opinion of Counsel (as defined in the Declaration) from a firm having a national tax and securities practice and that is experienced in 1940 Act matters (which Opinion of Counsel shall not have been rescinded by such law firm) to the effect that as a result of a Change in 1940 Act Law, there is more than an insubstantial risk that the Trust is or, within 90 days after such date, will be considered an "investment company" which is required to be registered under the 1940 Act.

     "Trust Preferred Securities" means the preferred undivided beneficial interests in the assets of the Trust with a Liquidation Amount of $50 per Trust Preferred Security, issued by the Trust.

     "Trust Securities" means the Trust Common Securities and the Trust Preferred Securities.

     "Trust Special Event" means a Trust Tax Event or a Trust Investment Company Event.

     "Trust Tax Event" means that the Company shall have requested and received and shall have delivered to the Property Trustee an Opinion of Counsel (as defined in the Declaration) from a firm having a national tax and securities practice (which Opinion of Counsel shall not have been rescinded by such law firm) that there has been a Tax Action which relates to any of the items described in (i) through (iii) below, and that there is more than an insubstantial risk that (i) the Trust is or, within 90 days after such date, will be subject to United States federal income tax with respect to income accrued or received on the Debentures, (ii) the Trust is or, within 90 days after such date, will be subject to more than a de minimis amount of other taxes, duties, assessments or other governmental charges or (iii) interest payable by the Company on the

Debentures is not or, within 90 days after such date, will not be deductible by the Company for United States federal income tax purposes.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder.

     "U.S. Government Obligations" means securities which are (i) direct obligations of the United States for the payment of which its full faith and credit is pledged, or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, each of which are not callable or redeemable at the option of the issuer thereof.

     "Underwriters" with respect to the Trust Preferred Securities, means Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

     "Underwriting Agreement" means the underwriting agreement dated as of February 15, 2000 among the Company, the Trust and the Underwriters.

     "Vice President", when used with respect to the Company or Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

SECTION 1.2.  Compliance Certificates and Opinions.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates or opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 10.4) shall include:

          (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 1.3.  Form of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.4.  Acts of Holders; Record Dates.

     Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed (either physically or by means of a facsimile or an electronic transmission, provided that such electronic transmission is transmitted through the facilities of a Depositary) by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered (either physically or by means of a facsimile or an electronic transmission, provided that such electronic transmission is transmitted through the facilities of a Depositary) to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 3.15 of the Trust Indenture Act) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     The ownership, principal amount and serial numbers of Debentures held by any Person, and the date of commencement of such Person's holding the same, shall be proved by the Security Register.

     Any request, demand, authorization, direction, notice, consent, waiver or other action to the Holder of any Debenture shall bind every future Holder of the same Debenture and the Holder of every Debenture issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Debenture.

     Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Debenture may do so with regard to all or any part of the principal amount of such Debenture or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

     The Company may set any day as the record date for the purpose of determining the Holders of Outstanding Debentures entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Debentures, but the Company shall have no obligation to do so. With regard to any record date set pursuant to this paragraph, the Holders of Outstanding Debentures on such record date (or their duly appointed agents), and only such Persons, shall be entitled to give or take the relevant action, whether or not such Holders remain Holders after such record date.

SECTION 1.5.  Notices, Etc., to Trustee and Company.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Trustee Administration, or

          (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at Two North Riverside Plaza, Chicago, Illinois 60606, to the attention of the Corporate Secretary, or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 1.6.  Notice to Holders; Waiver.

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid (if international mail, by air mail), to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 1.7.  Conflict with Trust Indenture Act

     If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

SECTION 1.8.  Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.9.  Successors and Assigns.

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 1.10.  Separability Clause.

     In case any provision in this Indenture or in the Debentures shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.11.  Benefits of Indenture.

     Nothing in this Indenture or in the Debentures, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.12.  Governing Law.

     This Indenture and the Debentures shall be governed by and construed in accordance with the law of the State of New York, without regard to the conflict of laws principles thereof.

SECTION 1.13.  Legal Holidays.

     In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Debenture shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Debentures (other than a provision of the Debentures which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

SECTION 1.14. Language of Notices, Etc.

     Any request, demand, authorization, direction, notice, consent, waiver or Act required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

SECTION 1.15. Incorporators, Stockholders, Officers and Directors of the Company Exempt from Individual Liability.

     No recourse under or upon any obligation, covenant or agreement of or contained in this Indenture or in the Debentures, or for any claim based thereon or otherwise in respect thereof, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor Person, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a part of the consideration for, the execution of this Indenture and the issue of the Debentures.

                                   ARTICLE II
                                 DEBENTURE FORMS

SECTION 2.1.  Form of Debenture.

     The Debentures, with the form of the Trustee's Certificate of Authentication to be endorsed thereon, shall be substantially in the form of Exhibit A to this Indenture.

SECTION 2.2.  Legends on Debentures.

     Any Global Debenture and any Definitive Debenture shall contain the following legend:

     UNDER CERTAIN CIRCUMSTANCES THIS DEBENTURE IS CONVERTIBLE INTO COMMON STOCK OF AMERICAN CLASSIC VOYAGES CO. (THE "COMPANY"). THE COMPANY OPERATES CERTAIN VESSELS IN THE UNITED STATES COASTWISE TRADES IN COMPLIANCE WITH THE SHIPPING ACT OF 1916, AS AMENDED ("SHIPPING ACT"). THE SHIPPING ACT REQUIRES THAT NOT MORE THAN 25% OF THE COMPANY'S CAPITAL STOCK MAY BE OWNED OR CONTROLLED BY FOREIGN CITIZENS, AS SUCH TERM IS DEFINED BELOW. A "FOREIGN CITIZEN" IS ANY PERSON (INCLUDING AN INDIVIDUAL, A PARTNERSHIP, A CORPORATION, OR AN ASSOCIATION) WHO IS NOT A UNITED STATES CITIZEN. FOR THE PURPOSES HEREOF, A UNITED STATES CITIZEN IS DEFINED AS FOLLOWS: (1) AN INDIVIDUAL IS A UNITED STATES CITIZEN IF SUCH INDIVIDUAL IS SO CHARACTERIZED UNDER THE LAWS OF THE UNITED STATES, (2) A PARTNERSHIP IS A UNITED STATES CITIZEN IF ALL ITS GENERAL PARTNERS ARE UNITED STATES CITIZENS, AND AT LEAST 75% OF THE EQUITY INTEREST IN THE PARTNERSHIP IS OWNED BY UNITED STATES CITIZENS, (3) AN ASSOCIATION IS A UNITED STATES CITIZEN IF EACH OF ITS MEMBERS IS A UNITED STATES CITIZEN, (4) A TRUST IS A UNITED STATES CITIZEN IF EACH OF ITS TRUSTEES IS A UNITED STATES CITIZEN, EACH BENEFICIARY WITH AN ENFORCEABLE INTEREST IN THE TRUST IS A UNITED STATES CITIZEN, AND AT LEAST 75% OF THE EQUITY INTEREST IN THE TRUST IS OWNED BY UNITED STATES CITIZENS, (5) A CORPORATION IS A UNITED STATES CITIZEN IF (A) IT IS ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OR ANY STATE, TERRITORY, DISTRICT, OR POSSESSION THEREOF, (B) ITS PRESIDENT OR OTHER CHIEF EXECUTIVE OFFICER AND THE CHAIRMAN OF ITS BOARD OF DIRECTORS ARE UNITED STATES CITIZENS, (C) NO MORE OF ITS DIRECTORS THAN A MINORITY OF THE NUMBER NECESSARY TO CONSTITUTE A QUORUM ARE INDIVIDUALS WHO ARE NOT UNITED STATES CITIZENS, (D) 75% OR MORE OF ITS ISSUED AND OUTSTANDING CAPITAL STOCK, AND, IF IT IS A SUBSIDIARY, 75% OR MORE OF THE ISSUED AND OUTSTANDING CAPITAL STOCK OF EACH OF ITS CORPORATE PARENTS INCLUDING THE ULTIMATE CORPORATE PARENT, IS REGISTERED IN THE NAME OF AND BENEFICIALLY OWNED AND CONTROLLED BY UNITED STATES CITIZENS, AND
(E) BY NO MEANS WHATSOEVER IS CONTROL OF THE

COMPANY CONFIRMED UPON OR PERMITTED TO BE EXERCISED BY ANY PERSON WHO IS NOT A UNITED STATES CITIZEN.

     UNDER THE CERTIFICATE OF INCORPORATION AND BY-LAWS OF THE COMPANY, THE BOARD OF DIRECTORS OF THE COMPANY IS AUTHORIZED TO ESTABLISH, FROM TIME TO TIME, AS A CONDITION TO THE ISSUANCE OR TRANSFER OF SHARES OF THE COMPANY TO OR FOR THE BENEFIT OF A FOREIGN CITIZEN, THE MINIMUM PERCENTAGE OF THE TOTAL OUTSTANDING SHARES OF THE COMPANY WHICH SHALL BE OWNED BY UNITED STATES CITIZENS, WHICH MINIMUM PERCENTAGE MAY, IN THE DISCRETION OF THE BOARD OF DIRECTORS, EXCEED THE MINIMUM PERCENTAGE REQUIRED BY THE SHIPPING ACT.

     THE COMPANY WILL ADVISE THE TRUSTEE WHEN NO PROPOSED CONVERSION OF DEBENTURES SHALL BE MADE. THE COMPANY WILL SO ADVISE THE TRUSTEE IF THE STOCK RECORDS OF THE COMPANY DISCLOSE IMMEDIATELY PRIOR TO THE TIME OF SUCH PROPOSED CONVERSION THAT (1) THE MINIMUM PERCENTAGE OF OUTSTANDING SHARES OF VOTING STOCK OF ANY CLASS OF THE COMPANY ALLOWED TO BE OWNED BY FOREIGN CITIZENS HAS BEEN MET OR HAS BEEN EXCEEDED, OR (2) THE MAXIMUM PERCENTAGE OF OUTSTANDING SHARES OF VOTING STOCK OF ANY CLASS OF THE COMPANY ALLOWED TO BE OWNED BY FOREIGN CITIZENS WOULD BE EXCEEDED AS A RESULT OF SUCH PROPOSED CONVERSION

     THE COMPANY WILL FURNISH TO ANY HOLDER OF DEBENTURES, UPON REQUEST AND WITHOUT CHARGE, COPIES OF THE APPLICABLE PROVISIONS OF THE CERTIFICATE OF INCORPORATION, BY-LAWS, AND ANY APPLICABLE RESOLUTIONS OF THE BOARD OF DIRECTORS ADOPTED FOR THE PURPOSE OF IMPLEMENTING THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION OR BY-LAWS NOTED ABOVE. ANY SUCH REQUEST MAY BE ADDRESSED TO THE SECRETARY OF THE COMPANY.

                                  ARTICLE III
                 GENERAL TERMS AND CONDITIONS OF THE DEBENTURES

SECTION 3.1.  Designation, Title and Terms.

     There is hereby authorized the debt securities designated the "7% Convertible Subordinated Debentures due 2015," limited in aggregate principal amount to (a) $103,092,800 plus (b) such aggregate principal amount (which may not exceed $15,463,950 principal amount) of additional Debentures as shall be purchased by the Underwriters on the Option Closing Date pursuant to the Underwriting Agreement, which amount shall be as set forth in any written order of the Company for the authentication and delivery of Debentures pursuant to
Section 3.3. All of the Debentures issued pursuant to this Indenture shall be deemed to have been issued as of, and shall begin to accrue interest as specified herein from, the Closing Date (as such term is defined in the Underwriting Agreement). The Debentures will mature on February 15, 2015 and bear interest at a rate of 7% per annum from February 22, 2000, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable quarterly in arrears on February 15, May 15, August 15 and November 15 and of each year, commencing May 15,

2000. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name the Debenture (or one or more Predecessor Debentures) is registered at the close of business on the Regular Record Date for such interest, which shall be the first day of the month of such Interest Payment Date (that is, each February 1, May 1, August 1 and November 1).

     Principal of, and premium, if any, and interest on the Debentures will be payable, Debentures may be presented for conversion and transfers of the Debentures will be registrable at the office or agency of the Company in the Borough of Manhattan, The City of New York, and transfers of the Debentures will also be registrable at such other office or agency of the Company as may be maintained for such purpose. In addition, payment of interest may be made, at the option of the Company, by (i) check mailed to the address of the Person entitled thereto as shown on the Security Register or (ii) by wire transfer in immediately available funds at such place and to such account as may be designated to the Paying Agent by the Person entitled thereto as specified in the Security Register no later than the applicable Record Date.

     The Debentures will be redeemable as provided in Article XI.

     The Debentures will be convertible as provided in Article XII.

     The Debentures will be subject to repurchase by the Company, at the option of the Company, as provided in the form of Debenture attached as Exhibit A.

SECTION 3.2.  Denominations.

     The Debentures will be issued only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

SECTION 3.3.  Execution, Authentication, Delivery and Dating.

     The Debentures shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its Chief Financial Officer, its President or any Vice President and need not be attested. The signature of any of these officers on the Debentures may be manual or facsimile.

     Debentures bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debentures or did not hold such offices at the date of such Debentures. Upon the execution and delivery of this Indenture, or from time to time thereafter, Debentures may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Debentures to or upon Company Order without any further action by the Company. Debentures may be authenticated on original issuance from time to time and delivered pursuant to such procedures acceptable to the Trustee ("Procedures") as may be specified from time to time by Company Order. Procedures may authorize authentication and delivery pursuant to instructions of the Company or a duly authorized agent, which instructions shall be promptly confirmed in writing.

     Each Debenture shall be dated the date of its authentication.

     No Debenture shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Debenture a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Debenture shall be conclusive evidence, and the only evidence, that such Debenture has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Debenture shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Debenture to the Trustee for cancellation as provided in Section 3.9 for all purposes of this Indenture such Debenture shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION 3.4.  Temporary Debentures.

     Pending the preparation of Definitive Debentures, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Debentures which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the Definitive Debentures in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debentures may determine, as evidenced by their execution of such Debentures.

     If temporary Debentures are issued, the Company will cause Definitive Debentures to be prepared without unreasonable delay. After the preparation of Definitive Debentures, the temporary Debentures shall be exchangeable for Definitive Debentures upon surrender of the temporary Debentures at the office or agency of the Company maintained pursuant to Section 10.2 for the purpose of exchanges of Debentures, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Debentures the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more Definitive Debentures, of any authorized denominations and of a like aggregate principal amount and tenor. Until so exchanged the temporary Debentures shall in all respects be entitled to the same benefits under this Indenture as Definitive Debentures of such tenor.

SECTION 3.5.  Registration, Registration of Transfer and Exchange.

     The Company shall cause to be kept at an office or agency of the Company in The City of New York a register (the register maintained in such office or in any other office or agency of the Company in a Place of Payment being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Debentures and of transfer of Debentures. The Trustee is hereby appointed as the initial "Security Registrar" for the purpose of registering Debentures and transfers of Debentures as herein provided and its principal corporate trust office which, at the date hereof, is located at 101 Barclay Street, Floor 21 West, Corporate Trust, New York, New York 10286 as the initial office or agency in The City of New York where the Security Register will be maintained. The Company may at any time replace such Security Registrar, change such office or agency or act as its own Security Registrar. The Company will give prompt written notice to the Trustee of any change of the Security Registrar or of the location of such office or agency.

     Upon surrender for registration of transfer of any Debenture at the office or agency of the Company maintained pursuant to Section 10.2 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Debentures, of any authorized denominations and of a like aggregate principal amount and tenor.

     At the option of the Holder, Debentures (except a Global Debenture) may be exchanged for other Debentures, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Debentures to be exchanged at such office or agency. Whenever any Debentures are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Debentures which the Holder making the exchange is entitled to receive.

     All Debentures issued upon any registration of transfer or exchange of Debentures shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debentures surrendered upon such registration of transfer or exchange.

     Every Debenture presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing which written instrument of transfer shall state whether the Person to whom such Debenture is being transferred is a citizen of the United States.

     No service charge shall be made for any registration of transfer or exchange of Debentures, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Debentures, other than exchanges pursuant to Sections 3.4, 9.6 or 11.7 not involving any transfer.

     The Company shall not be required (1) to issue, register the transfer of or exchange Debentures during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Debentures selected for redemption under Section 11.3 and ending at the close of business on the day of such mailing, or (2) to register the transfer of or exchange any Debenture so selected for redemption in whole or in part, except the unredeemed portion of any Debenture being redeemed in part.

     Each Global Debenture authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Debenture or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Debenture shall constitute a single Debenture for all purposes of this Indenture.

     Any exchange of a Global Debenture for other Debentures may be made in whole or in part, and all Debentures issued in exchange for a Global Debenture or any portion thereof shall be registered in such names as the Depositary for such Global Debenture shall direct.

     If at any time the Depositary for the Debentures notifies the Company that it is unwilling or unable to continue as Depositary for the Debentures or if at any time the Depositary for the Debentures shall no longer be qualified to serve as the Depositary, the Company shall appoint a successor Depositary with respect to the Debentures. If a successor Depositary for the Debentures is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Debentures, will authenticate and deliver Debentures of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global Debenture or Debentures in exchange for such Global Debenture or Debentures.

     The Company may at any time and in its sole discretion determine that Debentures issued in the form of one or more Global Debentures shall no longer be represented by such Global Debentures. In such event, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Debentures, will authenticate and deliver Debentures of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global Debenture or Debentures in exchange for such Global Debenture or Debentures.

     Notwithstanding any other provision in this Indenture, no Global Debenture may be transferred to, or registered or exchanged for Debentures registered in the name of, any Person other than the Depositary for such Global Debenture or any nominee thereof, and no such transfer may be registered, unless (1) such Depositary (A) notifies the Company that it is unwilling or unable to continue as Depositary for such Global Debenture or (B) ceases to be qualified to serve as Depositary, (2) the Company executes and delivers to the Trustee a Company Order that such Global Debenture shall be so transferable, registrable and exchangeable, and such transfers shall be registrable, or (3) there shall have occurred and be continuing an Event of Default. Notwithstanding any other provision in this Indenture, a Global Debenture to which the restriction set forth in the preceding sentence shall have ceased to apply may be transferred only to, and may be registered and exchanged for Debentures registered only in the name or names of, such Person or Persons as the Depositary for such Global Debenture shall have directed and no transfer thereof other than such a transfer may be registered.

     Every Debenture authenticated and delivered upon registration of transfer, or in exchange for or in lieu, of a Global Debenture to which the restriction set forth in the first sentence of the preceding paragraph shall apply, whether pursuant to this Section, Sections 3.4, 3.6 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Debenture unless such Debenture is registered in the name of a Person other than the Depositary for such Global Debenture or a nominee thereof.

SECTION 3.6.  Mutilated, Destroyed, Lost and Stolen Debentures.

     If any mutilated Debenture is surrendered to the Trustee, together with, in proper cases, such security or indemnity as may be required by the Company or the Trustee to save each of them and any agent of either of them harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Debenture and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Debenture and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Debenture has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Debenture, a new Debenture of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Debenture has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debenture, pay such Debenture.

     Upon the issuance of any new Debenture under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Debenture issued pursuant to this Section in exchange for any mutilated Debenture or in lieu of any destroyed, lost or stolen Debenture shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Debenture shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debentures duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures.

SECTION 3.7.  Payment of Interest; Interest Rights Preserved.

     Interest on any Debenture which is payable, and is punctually paid or duly provided for, on any Interest Payment Date, shall be paid to the Person in whose name that Debenture (or one or more Predecessor Debentures) is registered at the close of business on the Regular Record Date, except that interest payable on the Stated Maturity of the Debentures shall be paid to the Person to whom principal is paid.

     Any interest on any Debenture which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (a) or (b) below:

          (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Debenture and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Debentures at such Holder's address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (b).

          (b) The Company may make payment of any Defaulted Interest on the Debentures in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Debentures may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section and Section 3.5, each Debenture delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debenture, shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debenture.

     In the case of any Debenture which is converted after any Regular Record Date and on or prior to the corresponding Interest Payment Date (other than any such Debenture which shall have been called for redemption on a date within such period), interest on such Debenture whose Stated Maturity is on such Interest Payment Date shall be deemed to continue to accrue and shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Debenture (or one or more Predecessor Debentures) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Debenture which is converted, interest whose Stated Maturity is after the date of conversion of such Debenture shall not be payable (although such accrued and unpaid interest will be deemed paid by the appropriate portion of the Common Stock received by the holders upon such conversion).

SECTION 3.8.  Persons Deemed Owners.

     Prior to due presentment of a Debenture for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Debenture is registered as the owner of such Debenture for the purpose of receiving payment of principal of and any premium and (subject to Sections 3.5 and 3.7) any interest on such Debenture and for all other purposes whatsoever, whether or not such Debenture be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     No holder of any beneficial interest in any Global Debenture held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Debenture, and such Depositary may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Debenture for all purposes whatsoever. None of the Company, the Trustee nor any agent of the Company or the Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Debenture or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

SECTION 3.9.  Cancellation.

     All Debentures surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Debentures previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Debentures previously authenticated hereunder which the Company has not issued and sold, and all Debentures so delivered shall be promptly cancelled by the Trustee. No Debentures shall be authenticated in lieu of or in exchange for any Debentures cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Debentures held by the Trustee shall be disposed of in accordance with its customary procedures.

SECTION 3.10.  Computation of Interest.

     Interest on the Debentures shall be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 3.11.  CUSIP Numbers.

     The Company in issuing the Debentures may use "CUSIP" numbers (in addition to the other identification numbers printed on the Debentures), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such "CUSIP" numbers either as printed on the Debentures or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debentures, and any such redemption shall not be affected by any defect in or omission of such "CUSIP" numbers. The Company will promptly notify the Trustee in writing of any change in the "CUSIP" numbers.

SECTION 3.12.  Extension of Interest Payment Period.

     As long as an Event of Default under Section 5.1 of the Indenture shall not have occurred and be continuing, the Company shall have the right, at any time and from time to time during the term of the Debentures, to defer payments of interest by extending the interest payment period of such Debentures for a period not exceeding 20 consecutive quarters as provided in the form of Debenture attached as Exhibit A.

SECTION 3.13.  Additional Sums.

     In the event that (a) the Property Trustee is the Holder of all of the Outstanding Debentures, (b) a Trust Tax Event in respect of the Trust shall have occurred and be continuing and (c) the Company shall not have (i) redeemed or exchanged all the Debentures pursuant to Section 11.7 or 11.8, respectively, or
(ii) terminated the Trust pursuant to Section 9.1 of the Declaration, the Company shall pay Additional Sums to the Trust (and its permitted successors or assigns under the Declaration) for so long as the Property Trustee (or its permitted successor or assignee) is the registered holder of the Debentures. Whenever in this Indenture or the Debentures there is a reference in any context to the payment of principal of or interest on the Debentures, such mention shall be deemed to include mention of the payments of the Additional Sums provided for in this paragraph to the extent that, in such context, Additional Sums are, were or would be payable in respect thereof pursuant to the provisions of this paragraph and express mention of the payment of Additional Sums (if applicable) in any provisions hereof shall not be construed as excluding Additional Sums in those provisions hereof where such express mention is not made; provided, however, that the extension of an interest payment period pursuant to Section
3.12 shall not extend the payment of any Additional Sums that may be due and payable during such interest payment period.

                                   ARTICLE IV
                           SATISFACTION AND DISCHARGE

SECTION 4.1.  Satisfaction and Discharge of Indenture.

     This Indenture shall upon Company Request cease to be of further effect with respect to the Debentures (except as to any surviving rights of registration of transfer or exchange of such Debentures herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such Debentures, when

          (a) either

               (i) all such Debentures theretofore authenticated and delivered (other than (1) such Debentures which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6, and (2) such Debentures for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

               (ii) all such Debentures not theretofore delivered to the Trustee for cancellation

                    (A) have become due and payable, or

                    (B) will become due and payable at their Stated Maturity within one year, or

                    (C) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company in the case of (A), (B) or (C) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount of money in the currency or currency units in which such Debentures are payable sufficient to pay and discharge the entire indebtedness on such Debentures not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Debentures which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to such Debentures; and

          (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such Debentures have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture with respect to Debentures, (x) the obligations of the Company to the Trustee under
Section 6.7, the obligations of the Company to any Authenticating Agent under
Section 6.14 and the right of the Trustee to resign under Section 6.10 shall survive, and (y) if money shall have been deposited with the Trustee pursuant to subclause (ii) of Clause (a) of this Section, the obligations of the Company and/or the Trustee under Sections 4.2, 6.6, 7.1 and 10.2 and the last paragraph of Section 10.3 shall survive.

SECTION 4.2.   Application of Trust Money.

     Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Debentures and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

                                   ARTICLE V
                                    REMEDIES

SECTION 5.1.   Events of Default.

     "Event of Default", wherever used herein with respect to Debentures, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) default in the payment of any interest upon or any additional amount payable in respect of any Debentures when it becomes due and payable, and continuance of such default for a period of 30 days (whether or not such payment is prohibited by the subordination provisions set forth in Article XIII hereof or in any indenture supplemental thereto); provided, however, that a valid extension of an interest payment period by the Company in accordance with the terms of the Indenture or any indenture supplemental hereto, shall not constitute a default in the payment of interest for this purpose; or

          (b) default in the payment of the principal of (or premium, if any, on) any Debentures as and when the same shall become due and payable whether at maturity, upon redemption, by declaration or otherwise (whether or not such payment is prohibited by the subordination provisions set forth in Article XIII hereof or in any indenture supplemental hereto); provided, however, that a valid extension of the maturity of the Debentures in accordance with the terms of this Indenture or any indenture supplemental hereto shall not constitute a default in the payment of principal or premium, if any; or

          (c) default in the performance, or breach, of any term, covenant or warranty of the Company in this Indenture, and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Debentures a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (d) the Company pursuant to or within the meaning of any Bankruptcy Law (A) commences a voluntary case, (B) consents to the entry of any order for relief against it in an involuntary case, (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or (D) makes a general assignment for the benefit of its creditors; or

          (e) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company in an involuntary case, (B) appoints a Custodian of the Company or for all or substantially all of its property, or (C) orders the liquidation of the Company; and the order or decree remains unstayed and in effect for 90 days; or

          (f) failure by the Company to convert the Debentures into shares of Common Stock as provided in Article XII of this Indenture (whether or not conversion or exchange is prohibited by the subordination provisions set forth in Article XIII of this Indenture or in any indenture supplemental thereto), provided, that Notice of Conversion is delivered in accordance with Section 12.2; or

          (g) if, after the original issuance of the Debentures to the Trust or the Property Trustee in connection with the original issuance of Trust Securities by the Trust, the Trust shall have voluntarily or involuntarily dissolved, wound-up its business or otherwise terminated its existence except in connection with (i) the distribution of the Debentures to holders of Trust Securities in liquidation of their interests in the Trust, (ii) the redemption or conversion of all of the outstanding Trust Securities of the Trust or (iii) certain mergers, consolidations or amalgamations, each as permitted by the Declaration.

SECTION 5.2.  Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default with respect to Debentures at the time Outstanding (other than an Event of Default specified in clause (d) or (e) of Section 5.1) occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Debentures may declare the principal amount of and accrued interest to the date of acceleration on all of the Outstanding Debentures to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) and accrued interest shall become immediately due and payable.

     If an Event of Default specified in clause (d) or (e) of Section 5.1 occurs, all unpaid principal amount of and accrued interest on the Outstanding Debentures shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of any Debenture.

     At any time after such a declaration of acceleration with respect to Debentures has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Debentures, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

          (a) the Company has paid or deposited with the Trustee a sum sufficient to pay:

               (i) all overdue interest on all Debentures;

               (ii) the principal of (and premium, if any) on any Debentures which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Debentures;

               (iii) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Debentures; and

               (iv) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (b) all Events of Default with respect to Debentures, other than the nonpayment of the principal of Debentures which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

     No such rescission shall affect any subsequent Default or impair any right consequent thereon.

SECTION 5.3.  Collection of Indebtedness and Suits for Enforcement by Trustee.

     The Company covenants that if

          (a) default is made in the payment of any interest on any Debenture when such interest becomes due and payable and such default continues for a period of 30 days (whether or not such payment is prohibited by the provisions of Article XIII hereof), or

          (b) default is made in the payment of the principal of (or premium, if any, on) any Debenture at the Maturity thereof (whether or not such payment is prohibited by the provisions of Article XIII hereof), the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Debentures, the whole amount then due and payable on such Debentures for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Debentures, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Debentures and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Debentures, wherever situated.

     If an Event of Default with respect to the Debentures occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Debentures by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 5.4.  Trustee May File Proofs of Claim.

     In case of any judicial proceeding relative to the Company or any other obligor upon the Debentures, their property or their creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 6.7.

     No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debentures or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official to be a member of a creditors' or other similar committee.

SECTION 5.5.  Trustee May Enforce Claims Without Possession of Debentures.

     All rights of action and claims under this Indenture or the Debentures may be prosecuted and enforced by the Trustee without the possession of any of the Debentures or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Debentures in respect of which such judgment has been recovered.

SECTION 5.6.  Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Debentures and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST: To the payment of all amounts due the Trustee under Section 6.7;

     SECOND: Subject to Article XIII, to the payment of the amounts then due and unpaid for principal of and any premium and interest on the Debentures in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Debentures for principal and any premium and interest, respectively; and

     THIRD: The balance, if any, to the Company.

SECTION 5.7.  Limitation on Suits.

     No Holder of any Debenture shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Debentures;

          (b) the Holders of not less than 25% in principal amount

of the Outstanding Debentures shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (c) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities (including attorneys' fees) to be incurred in compliance with such request;

          (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Debentures;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 5.8. Unconditional Right of Holders to Receive Principal, Premium and Interest.

     Notwithstanding any other provision in this Indenture, the Holder of any Debenture shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Sections 3.5 and 3.7) interest on such Debenture on the respective Stated Maturities expressed in such Debenture (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 5.9.  Restoration of Rights and Remedies.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 5.10. Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.11. Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Debentures to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 5.12. Control by Holders.

     The Holders of a majority in aggregate principal amount of the Outstanding Debentures shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Debentures; provided, however, that

          (a) such direction shall not be in conflict with any rule of law or with this Indenture;

          (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

          (c) subject to the provisions of Section 6.1, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall determine that the proceeding so directed would involve the Trustee in personal liability.

SECTION 5.13. Waiver of Past Defaults.

     The Holders of a majority in aggregate principal amount of the Outstanding Debentures may on behalf of the Holders of all the Debentures waive any past default hereunder and its consequences, except

          (a) a continuing default in the payment of the principal of (or premium, if any) or any interest on any Debentures as and when the same shall become due by the terms of the Debentures otherwise than by acceleration (unless such default has been cured and sums sufficient to pay all matured installments of interest and principal and any premium has been deposited with the Trustee (in accordance with this Indenture)), which default cannot be waived without the consent of the Holder(s) of each of the Debentures, and

          (b) a default in respect of a covenant or provision hereof which under
Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Debenture affected;

provided, however, that if the Debentures are held by the Trust or a trustee of such Trust, such waiver or modification to such waiver shall not be effective until the holders of a majority in Liquidation Amount of Trust Securities of the Trust (or such higher percentage in Liquidation Amount of Trust Securities as may be specified in the Declaration) shall have consented to such waiver or modification to such waiver; provided further, that if the consent of the Holders of a majority in Liquidation Amount of the Trust Securities of a class (or such higher percentage in Liquidation Amount of such class of Trust Securities as may be specified in the Declaration) is required under the Declaration, such waiver shall not be effective until the Holders of a majority (or such higher percentage, as the case may be) in Liquidation Amount of the Trust Securities of such class shall have consented to such waiver.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 5.14. Undertaking for Costs.

     In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs (including legal fees and expenses) against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, however, that neither this Section nor the

Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Trustee or the Company.

SECTION 5.15. Waiver of Usury, Stay or Extension Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI
                                   THE TRUSTEE

SECTION 6.1.  Certain Duties and Responsibilities.

     The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 6.2.  Notice of Defaults.

     If a Default occurs and is continuing with respect to the Debentures, the Trustee shall, within 90 days after it occurs, transmit, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, notice of all uncured or unwaived Defaults known to it; provided, however, that, except in the case of a Default in payment on the Debentures, the Trustee may withhold the notice if and so long as the board of directors, the executive committee or a trust committee of its directors and/or its duly authorized officers in good faith determines that withholding such notice is in the interests of Holders of Debentures; provided further, however, that, in the case of any default or breach of the character specified in Section 5.1(c) with respect to the Debentures, no such notice to Holders shall be given until at least 60 days after the occurrence thereof.

SECTION 6.3.  Certain Rights of Trustee.

     Subject to the provisions of Section 6.1:

          (a) the Trustee may conclusively rely on and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (other than delivery of any Debenture to the Trustee for authentication and delivery pursuant to Section 3.3, which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (h) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded;

          (i) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Debentures and this Indenture;

          (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder; and

          (k) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

SECTION 6.4.  Not Responsible for Recitals or Issuance of Debentures.

     The recitals contained herein and in the Debentures, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. Neither the Trustee nor any Authenticating Agent makes any representations as to the validity or sufficiency of this Indenture or of the Debentures. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Debentures or the proceeds thereof.

SECTION 6.5.  May Hold Debentures.

     The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Debentures and, subject to Sections
6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 6.6.  Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 6.7.  Compensation and Reimbursement.

     The Company agrees:

          (a) to pay to the Trustee from time to time such compensation as shall be agreed in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (c) to indemnify each of the Trustee and any predecessor Trustee for, and to hold it harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of the Trustee) incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim (whether asserted by the Company, a Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except those attributable to its negligence or willful misconduct.

     The obligations of the Company under this Section to compensate the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Debentures upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Debentures.

     Without limiting any rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(d) or Section 5.1(e), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any applicable Bankruptcy Law.

     The provisions of this Section shall survive the satisfaction and discharge of this Indenture.

SECTION 6.8.  Disqualification; Conflicting Interests.

     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 6.9.  Corporate Trustee Required; Eligibility.

     There shall at all times be one or more Trustees hereunder with respect to the Debentures, at least one of which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus required by the Trust Indenture Act. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 6.10. Resignation and Removal; Appointment of Successor.

     No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

     The Trustee may resign at any time with respect to the Debentures by giving written notice thereof to the Company. The Trustee may be removed at any time with respect to the Debentures by Act of the Holders of a majority in principal amount of the Outstanding Debentures, delivered to the Trustee and to the Company. If the instrument of acceptance by a successor Trustee required by
Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation or removal, the Trustee resigning or being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debentures.

     If at any time:

          (a) the Trustee shall fall to comply with Section 6.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Debenture for at least six months, or

          (b) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (c) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company may remove the Trustee with respect to all Debentures, or (B) subject to Section 5.14, any Holder who has been a bona fide Holder of a Debenture for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Debentures and the appointment of a successor Trustee or Trustees.

     If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Debentures, the Company shall promptly appoint a successor Trustee or Trustees with respect to the Debentures and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Debentures shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Debentures delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Debentures and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Debentures shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Debenture for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debentures.

     The Company shall give notice of each resignation and each removal of the Trustee with respect to the Debentures and each appointment of a successor Trustee with respect to the Debentures to all Holders of Debentures in the manner provided in Section 1.6. Each notice shall include the name of the successor Trustee with respect to the Debentures and the address of its Corporate Trust Office.

SECTION 6.11. Acceptance of Appointment by Successor.

          (a) In case of the appointment hereunder of a successor Trustee with respect to all Debentures, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

          (b) In case of the appointment hereunder of a successor Trustee with respect to the Debentures, the Company, the retiring Trustee and each successor Trustee with respect to the Debentures shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debentures, but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Debentures.

          (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

          (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Debentures shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debentures so authenticated with the same effect as if such successor Trustee had itself authenticated such Debentures.

SECTION 6.13. Preferential Collection of Claims Against Company.

     If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Debentures), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

SECTION 6.14. Appointment of Authenticating Agent.

     The Trustee (upon notice to the Company) may appoint an Authenticating Agent or Agents with respect to the Debentures which shall be authorized to act on behalf of the Trustee to authenticate Debentures issued upon original issue (in accordance with procedures acceptable to the Trustee) and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.6, and Debentures so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Debentures by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Debentures, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

     If an appointment with respect to the Debentures is made pursuant to this Section, the Debentures may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     This is one of the Debentures referred to in the within-mentioned
Indenture.

                                                The Bank of New York,
                                                As Trustee


     By:______________________________
                                                         As Authenticating Agent

     By:_______________________________
                                                         Authorized Officer

                                   ARTICLE VII
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 7.1.      Company to Furnish Trustee Names and Addresses of Holders.

         The Company will furnish or cause to be furnished to the Trustee

                  (a) semi-annually, not later than May 15 and November 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Debentures as of the preceding April 30 or October 31, as the case may be, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Security Registrar for Debentures, no such list need be furnished with respect to such Debentures.

SECTION 7.2.      Preservation of Information; Communications to Holders.

         The Trustee shall comply with the obligations imposed upon it pursuant to Section 312 of the Trust Indenture Act.

         The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Debentures, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

         Every Holder of Debentures, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 7.3.      Reports by Trustee.

         The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

         Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than April 15 in each calendar year with respect to the 12-month period ending on the previous February 15, commencing February 15, 2001.

         A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Debentures are listed, with the Commission and with the Company. The Company shall promptly notify the Trustee when any Debentures are listed for trading on any stock exchange and of any delisting thereof.

SECTION 7.4.      Reports by Company.

         The Company shall:

                  (a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (c) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

         Delivery of such reports, information and documents to the Trustee is for information purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                  ARTICLE VIII
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 8.1.      Company May Consolidate, Etc, Only on Certain Terms.

         The Company shall not consolidate with or merge into any other Person or sell, lease or transfer its properties and assets as, or substantially as, an entirety to, any Person, unless:

                  (a) the Person formed by or surviving any such consolidation or any merger (if other than the Company), or to which such transfer or lease shall have been made, is a corporation organized and existing under the laws of the United States, any State thereof or the District of Columbia;

                  (b) (A) in the case of a merger, the Company is the surviving entity, or (B) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by sale or transfer, or which leases, the properties and assets of the Company as, or substantially as, an entirety shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Debentures and the performance or observance of every covenant and condition of this Indenture on the part of the Company to be performed or observed;

                  (c) immediately after giving effect to such transaction, no Default or Event of Default exists; and

                  (d) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, transfer or lease and the supplemental indenture required in connection with such transaction comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 8.2.      Successor Substituted.

         Upon any consolidation of the Company with, or merger of the Company into, any other Person or any sale, transfer or lease of the properties and assets of the Company as, or substantially as, an entirety in accordance with
Section 8.1, the successor Person formed by such consolidation or into which the Company is merged or to which such sale, transfer or lease is made, shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named originally as the Company herein, and hereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Debentures.

                                   ARTICLE IX
                             SUPPLEMENTAL INDENTURES

SECTION 9.1.      Supplemental Indentures Without Consent of Holders.

         Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (a) to secure the Debentures; or

                  (b) to evidence the succession of another Person to the Company and the assumption by such successor of the covenants of the Company herein and in the Debentures; or

                  (c) to add to the covenants of the Company or the Events of Default for the benefit of the Holders of the Debentures or to surrender any right or power herein conferred upon the Company; or

                  (d) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, to comply with any applicable mandatory provisions of law or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this Clause (d) shall not adversely affect the interests of the Holders of Debentures in any material respect; or

                  (e) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Debentures;

                  (f) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act or under any similar federal statute subsequently enacted, and to add to this Indenture such other provisions as may be expressly required under the Trust Indenture Act.

SECTION 9.2.      Supplemental Indentures with Consent of Holders.

         With the consent of the Holders of a majority in aggregate principal amount of the Outstanding Debentures (voting as one class), by Act of said Holders delivered to the Company and the Trustee, the Company and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Debentures under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Debenture affected thereby:

                  (a) change the Stated Maturity of the principal of, or any installment of principal of or interest, if any, on, any Debenture, or reduce the principal amount thereof or premium, if any, on or the rate of interest thereon or modify the provisions of this Indenture with respect to the subordination of the Debentures in a manner adverse to the Holders or adversely affect any right to convert or exchange any Debenture into any other security, or

                  (b) reduce the percentage in principal amount of the Outstanding Debentures, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (c) change any obligation of the Company, with respect to Outstanding Debentures, to maintain an office or agency in the places and for the purposes specified in Section 10.2, or

                  (d) modify any of the provisions of this Section, Section 5.13 or Section 10.6, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Debenture affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 6.11 and 9.1(e).

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 9.3.      Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this indenture or otherwise.

SECTION 9.4.      Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debentures theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 9.5.      Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 9.6.      Reference in Debentures to Supplemental Indentures.

         Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debentures so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Debentures.

                                   ARTICLE X
                                   COVENANTS

SECTION 10.1.     Payment of Principal, Premium and Interest.

         The Company covenants and agrees for the benefit of Debentures that it will duly and punctually pay the principal of and any premium and interest on the Debentures in accordance with the terms of the Debentures and this Indenture.

SECTION 10.2.     Maintenance of Office or Agency.

         The Company will maintain in each Place of Payment for the Debentures an office or agency where Debentures may be presented or surrendered for payment, where Debentures may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Debentures and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Debentures may be presented or surrendered for any or all such purposes and may from time to time rescind such designations, provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Debentures for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         The Company hereby initially designates as the Place of Payment for the Debentures as The City and State of New York, and initially appoints the Trustee at its Corporate Trust Office as the Company's office or agency for each such purpose in such city.

SECTION 10.3.     Money for Debentures Payments to Be Held in Trust.

         If the Company shall at any time act as its own Paying Agent with respect to the Debentures, it will, on or before each due date of the principal of or any premium or interest on any of the Debentures, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for the Debentures, it will, on or prior to each due date of the principal of or any premium or interest on any Debentures, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent for the Debentures other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest, if any, on Debentures in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;
(2) give the Trustee notice of any default by the Company (or any other obligor upon the Debentures) in the making of any payment of principal (and premium, if any) or interest, if any, on the Debentures; and (3) during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Debentures.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Debenture and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Debenture shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease, provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 10.4.     Statement by Officers as to Default.

         The Company will deliver to the Trustee, within 150 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signer thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 10.5.     Existence.

         Subject to Article VIII, the Company will do or cause to be done all the things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if it shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company.

SECTION 10.6.     Waiver of Certain Covenants.

         The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 10.5, with respect to the Debentures if before the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Debentures (voting as one class) shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect; provided, however, that if the Debentures are held by the Trust or a trustee of such Trust, such waiver or modification to such waiver shall not be effective until the holders of a majority in Liquidation Amount of Trust Securities shall have consented to such waiver or modification to such waiver; provided further, that if the consent of the Holders of a majority in Liquidation Amount of the Trust Securities of a class is required under the Declaration, such waiver shall not be effective until the Holders of a majority in Liquidation Amount of the Trust Securities of each such class shall have consented to such waiver.

SECTION 10.7.     Limitation of Transactions.

         So long as any Debentures remain outstanding, if (a) an Event of Default has occurred and is continuing or there shall have occurred and be continuing any event of which the Company has actual knowledge that, with the giving of notice or lapse of time, or both, would constitute an Event of Default, (b) the Company is in default of its obligations under the Trust Preferred Securities Guarantee (as defined in the Declaration) or the Trust Common Securities Guarantee (as defined in the Declaration), or (c) the Company shall have given notice of its election to defer payments of interest on the Debentures by extending the interest payment period as provided in Section 3.12 and such period or any extension thereof shall be continuing, then, during such period, the Company shall not (i) declare or pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to any of its Capital Stock (except for (w) purchases of the Company's Common Stock related to the issuance of its Common Stock under any of the Company's benefit plans for its directors, officers or employees, (x) as a result of a reclassification of the Company's Capital Stock or the exchange or conversion of one series or class of the Company's Capital Stock for another series or class of the Company's Capital Stock, (y) the purchase of fractional interests in shares of the Company's Capital Stock pursuant to the conversion or exchange provisions of such Capital Stock or the security being converted or exchanged, and (z) redemptions or purchases of any rights pursuant to a shareholder rights plan and the issuance of Capital Stock pursuant to such rights), (ii) make any payments of principal, interest or premium, if any, on or repay or repurchase or redeem any debt securities of the Company that rank pari passu with or junior to the Debentures (other than any redemption, liquidation, interest, principal or guarantee payment by the Company where the payment is made by way of securities (including the Company's Capital Stock) that rank pari passu with or junior to the securities on which such redemption, interest, principal or guarantee payment is being made) or (iii) make any guarantee payments regarding the foregoing (other than payments under the Trust Preferred Securities Guarantee (as defined in the Declaration)) .

SECTION 10.8.     Covenants As To Trust.

         The Company covenants with each Holder of the Debentures that it will
(i) for so long as Trust Preferred Securities are outstanding, (a) not convert the Debentures except pursuant to a notice of conversion delivered to the Conversion Agent under the Declaration by a holder of Trust Securities, (b) maintain directly or indirectly 100% ownership of the Trust Common Securities, provided, that any permitted successor of the Company under this Indenture may succeed to the Company's ownership of the Trust Common Securities; and (c) not voluntarily terminate, wind-up or liquidate the Trust, except in connection with
(A) a distribution of the Debentures to the holders of Trust Preferred Securities in liquidation of the Trust, (B) the redemption of all Trust Securities or (C) mergers, consolidations or amalgamations permitted by the Declaration; (ii) use its commercially reasonable efforts, consistent with the terms and provisions of the Declaration to cause the Trust to remain classified as a grantor trust, and not taxable as a corporation, for United States federal income tax purposes; (iii) deliver shares of Common Stock upon an election by a holder of Debentures to convert such Debentures into or for Common Stock, and
(iv) honor all obligations relating to the conversion or exchange of the Trust Securities into or for Common Stock or Debentures.

SECTION 10.9.     Certain Conversions Deemed Payment.

         For the purposes of Article XIII only, (1) the issuance and delivery of junior securities upon conversion of Debentures in accordance with Article XII hereof shall not be deemed to constitute a payment or distribution on account of the principal of or premium or interest on Debentures or on account of the purchase or other acquisition of Debentures, and (2) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion of a Debenture shall be deemed to constitute payment on account of the principal of such Debenture. For the purposes of this Section 10.9, the term "junior securities" means (a) shares of any stock of any class of the Company and (b) securities of the Company which are subordinated in right of payment to the prior payment in full of all Senior Debt which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Debentures are so subordinated as provided in Article XIII. Nothing contained in this Article X or elsewhere in this Indenture, or in the Debentures is intended to or shall impair, as among the Company, its creditors other than holders of Senior Debt and the Holders of the Debentures, the right, which is absolute and unconditional, of the Holder of any Debenture to convert such Debenture in accordance with Article XII hereof.



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


                                   ARTICLE XI
                            REDEMPTION OF DEBENTURES

SECTION 11.1.     Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Debentures shall be evidenced by a Board Resolution. The Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Debentures to be redeemed and, if applicable, of the Debentures to be redeemed. In the case of any redemption of Debentures (1) prior to the expiration of any restriction on such redemption provided in the terms of such Debentures or elsewhere in this Indenture, or (2) pursuant to an election of the Company which is subject to a condition specified in the terms of such Debentures, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

SECTION 11.2.     Selection by Trustee of Debentures to Be Redeemed.

         If less than all the Debentures are to be redeemed, the particular Debentures to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee, from the Outstanding Debentures not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Debentures or any integral multiple thereof) of the principal amount of Debentures of a denomination larger than the minimum authorized denomination for Debentures.

         The Trustee shall promptly notify the Company in writing of the Debentures selected for redemption and, in the case of any Debentures selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debentures shall relate, in the case of any Debentures redeemed or to be redeemed only in part, to the portion of the principal amount of such Debentures which has been or is to be redeemed.

SECTION 11.3.     Notice of Redemption.

         Notice of redemption shall be given by first-class mail (if international mail, by air mail), postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Debentures to be redeemed, at his address appearing in the Security Register.

         All notices of redemption shall identify the Debentures (including "CUSIP" number(s)) to be redeemed and shall state:

                  (a) the Redemption Date,

                  (b) the Redemption Price,

                  (c) if less than all the Outstanding Debentures are to be redeemed, the identification (and, in the case of partial redemption of any Debentures, the principal amounts) of the particular Debentures to be redeemed,

                  (d) that on the Redemption Date the Redemption Price will become due and payable upon each such Debenture to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                  (e) the place or places where such Debentures are to be surrendered for payment of the Redemption Price, and

                  (e) the aggregate principal amount of Debentures being redeemed.

         Notice of redemption of Debentures to be redeemed shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 11.4.     Deposit of Redemption Price.

         Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Debentures which are to be redeemed on that date.

SECTION 11.5.     Debentures Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Debentures so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Debentures shall cease to bear interest. Upon surrender of any such Debenture for redemption in accordance with said notice, such Debenture shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Debentures, or one or more Predecessor Debentures, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7.

         If any Debenture called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Debenture.

SECTION 11.6.     Debentures Redeemed in Part.

         Any Debenture which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Debenture without service charge, a new Debenture or Debentures of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debenture so surrendered.

SECTION 11.7.     Optional Redemption.

         The debentures may be redeemed for cash, in whole or in part, at the option of the Company:

                  (a) The Company shall have the right to redeem the Debentures, in whole or in part, from time to time, on or after February 19, 2003 at the redemption prices specified below, expressed as percentages of the principal amount if redeemed during the 12-month period beginning on each of the dates set forth below:

         Date                                                        Percentage

         February 19, 2003........................................     104.90%
         February 15, 2004........................................     104.20%
         February 15, 2005........................................     103.50%
         February 15, 2006........................................     102.80%
         February 15, 2007........................................     102.10%
         February 15, 2008........................................     101.40%
         February 15, 2009........................................     100.70%
         February 15, 2010 and thereafter.........................     100.00%


in each case together with accrued and unpaid interest (including Additional Interest and Additional Sums, if any) to (but not including) the date fixed for redemption (subject to the rights of Holders of record on any Regular Record Date to receive interest due on any Interest Payment Date that is on or prior to such redemption date).

                  (b) If at any time prior to the Conversion Expiration Date, less than ten percent (10%) in principal amount of the Debentures originally issued by the Company remain outstanding, such Debentures shall be redeemable, at the option of the Company, exercisable at any time in whole but not in part, at a Redemption Price equal to the aggregate unpaid principal amount thereof, and all accrued and unpaid interest (including Additional Interest and Additional Sums, if any) due thereon to the date fixed for redemption.

                  (c) If any Debenture selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Debenture so selected, the converted portion of such Debenture shall be deemed (so far as may be) to be the portion selected for redemption. Debentures which have been converted during a selection of Debentures to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection. In any case where more than one Debenture is registered in the same name, the Trustee in its discretion may treat the aggregate principal amount so registered as if it were represented by one Debenture.

                  (d) The notice of redemption to be made to the Holders of the Debentures shall specify, in addition to those items specified in Section 11.3, the conversion rate or price, the date on which the right to convert the Debentures to be redeemed will terminate and the place or places where such Debentures may be surrendered for conversion.

SECTION 11.8.     Redemption upon Occurrence of Trust Tax Event.

         If a Trust Tax Event shall occur and be continuing, the Company shall have the right, upon the later of 90 days following the occurrence of such Trust Tax Event and February 19, 2003, to elect to redeem the Debentures in whole or in part, upon not less than 30 nor more than 60 days' notice at the Redemption Price for cash equal to the aggregate unpaid principal amount thereof plus accrued and unpaid interest thereon (including Additional Interest and Additional Sums, if any) to the date fixed for redemption.

SECTION 11.9.     Exchange of Trust Securities for Debentures.

                  (a) At any time, the Company shall have the right to terminate the Trust and cause the Debentures to be distributed to the holders of the Trust Securities in liquidation of the Trust after satisfaction of liabilities to creditors of the Trust as provided by applicable law.

                  (b) If a Trust Special Event shall occur, the Company shall give the Trustee notice of the same. If a Trust Special Event shall occur and be continuing, the Declaration requires the Property Trustee and the Administrative Trustees (as defined in the Declaration) under the Declaration to direct the Conversion Agent under the Declaration to exchange all outstanding Trust Securities for the Debentures having an aggregate unpaid principal amount equal to the aggregate Liquidation Amount of the Trust Securities to be exchanged with accrued and unpaid interest in an amount equal to any unpaid distributions (including any Additional Amounts (as defined in the Declaration)) on the Trust Securities, provided that, in the case of a Trust Tax Event, the Company shall have the right to direct the Conversion Agent that less than all, or none, of the Trust Securities be so exchanged (i) if and for so long as the Company shall have elected to pay any Additional Sums (as defined in the Declaration) such that the net amounts received by holders of the Trust Securities not so exchanged in respect of distributions are not reduced as a result of such Trust Tax Event, and shall not have revoked any such election or failed to make such payments or (ii) if the Company shall instead elect to redeem the Debentures, in whole or in part, in the manner set forth in Section 11.8.

SECTION 11.10.    Interest on Converted Debentures.

         If any Debenture called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Debenture shall be paid to the Company upon Company Request or, if then held by the Company, shall be released from such trust.

                                  ARTICLE XII
                            CONVERSION OF DEBENTURES

SECTION 12.1.     Conversion Rights.

                  Subject to and upon compliance with the provisions of this Article, the Debentures are convertible, at the option of the Holder, at any time prior to the Conversion Expiration Date, into fully paid and nonassessable shares of Common Stock of the Company at an initial conversion rate of 1.6207 shares of Common Stock for each $50 in aggregate principal amount of Debentures (equal to a conversion price of $30.85 principal amount of Debentures per share of Common Stock, subject to adjustment as described in this Article (as adjusted, the "Conversion Price")). A Holder of Debentures may convert any portion of the principal amount of the Debentures into that number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing the principal amount of the Debentures to be converted by the Conversion Price. In case a Debenture or portion thereof is called for redemption, such conversion right in respect of the Debenture or portion so called shall expire at the close of business on the Conversion Expiration Date.

SECTION 12.2.     Conversion Procedures.

                  (a) In order to convert all or a portion of the Debentures, the Holder thereof shall deliver to the Trustee, as conversion agent or to such other agent appointed for such purposes (the "Conversion Agent") an irrevocable Notice of Conversion setting forth the principal amount of Debentures to be converted, and the name or names, if other than the Holder, in which the shares of Common Stock should be issued upon conversion together with the Debentures to be converted, duly endorsed or assigned to the Company or in blank. In addition, a holder of Trust Securities may exercise its right under the Declaration to convert such Trust Securities into Common Stock by delivering to the Conversion Agent an irrevocable Notice of Conversion setting forth the information called for by the preceding sentence and directing the Conversion Agent (i) to exchange such Trust Preferred Security for a portion of the Debentures held by the Trust (at an exchange rate of $50 principal amount at of Debentures for each $50 of Liquidation Amount of Trust Securities) and (ii) to immediately convert such Debentures, on behalf of such holder, into Common Stock of the Company pursuant to this Article and, if such Trust Securities are in definitive form, surrendering such Trust Securities to the Conversion Agent. So long as the Trust Securities are outstanding, the Conversion Agent shall not convert any Debentures except pursuant to a Notice of Conversion delivered to the Conversion Agent by



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

a holder of Trust Securities. If a Notice of Conversion is delivered on or after a Regular Record Date and prior to the subsequent Interest Payment Date (other than with respect to a Debenture which has been called for redemption on a date within such period), the Holder of record on the Regular Record Date will be entitled to receive the interest paid on the subsequent Interest Payment Date on the portion of Debentures to be converted notwithstanding the conversion thereof prior to such Interest Payment Date. Except as otherwise provided in the immediately preceding sentence, in the case of any Debenture which is converted, interest whose Stated Maturity is on or after the date of conversion of such Debenture shall not be payable, and the Company shall not make nor be required to make any other payment, adjustment or allowance with respect to accrued but unpaid interest on the Debentures being converted, which shall be deemed to be paid in full. Each conversion shall be deemed to have been effected immediately prior to the close of business on the day on which the Notice of Conversion was received (the "Conversion Date") by the Conversion Agent from the Holder or from a holder of the Trust Securities effecting a conversion thereof pursuant to its conversion rights under the Declaration, as the case may be. The Person or Persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock as of the Conversion Date and such Person or Persons shall cease to be a record Holder or record Holders of the Debentures on that date. As promptly as practicable on or after the Conversion Date, the Company shall issue and deliver at the office of the Conversion Agent, unless otherwise directed by the Holder in the Notice of Conversion, a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same. The Conversion Agent shall deliver such certificate or certificates to such Person or Persons.

                  (b) The Company's delivery upon conversion of the fixed number of shares of Common Stock into which the Debentures are convertible (together with the cash payment, if any, in lieu of fractional shares) shall be deemed to satisfy the Company's obligation to pay the principal amount of the portion of Debentures so converted and any unpaid interest (including Additional Interest and Additional Sums, if any) accrued on such Debentures at the time of such conversion.

                  (c) No fractional shares of Common Stock will be issued as a result of conversion, but in lieu thereof, the Company shall pay to the Conversion Agent, a cash adjustment in an amount equal to the same fraction of the Closing Price with respect to such fractional interest on the date on which the Debentures or Trust Preferred Securities, as the case may be, were duly surrendered to the Conversion Agent for conversion, and the Conversion Agent in turn will make such payment, if any, to the Holder of the Securities or the holder of the Trust Securities so converted.

                  (d) In the event of the conversion of any Debenture in part only, a new Debenture or Debentures for the unconverted portion thereof will be issued in the name of the Holder thereof upon the cancellation of the Debenture converted in part in accordance with Section 3.5 or with respect to the Debentures evidenced by a Global Debenture or otherwise held by the Property Trustee, by the Trustee indicating the reduced principal amount of such Global Debenture on the schedule attached thereto.

                  (e) In effecting the conversion transactions described in this Section, the Conversion Agent is acting as agent of the holders of Trust Securities (in the exchange of

Trust Securities for Debentures) and as agent of the Holders of Debentures (in conversion of Debentures into Common Stock), as the case may be, directing it to effect such conversion transactions. The Conversion Agent is hereby authorized
(i) to exchange Debentures held by the Trust from time to time for Trust Securities in connection with the conversion of such Trust Securities in accordance with this Article and (ii) to convert all or a portion of the Debentures into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this Article and to deliver to the Property Trustee a new Debenture or Debentures for any resulting unconverted principal amount.

SECTION 12.3.     Expiration of Conversion Rights.

                  The conversion rights of the Holders shall expire on the close of business on the Business Day prior to the maturity date of the Debentures, or, in the case of Debentures called for redemption, at the close of business on the Business Day prior to the Redemption Date unless the Company defaults in making the payment due upon redemption (the "Conversion Expiration Date").

SECTION 12.4.     Conversion Price Adjustments.

                  The Conversion Price shall be subject to adjustment (without duplication) from time to time as follows:

                  (a) In case the Company shall, while any of the Debentures are outstanding, (i) pay a dividend or make a distribution with respect to its Common Stock in shares of Common Stock , (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) reclassify its shares of Common Stock into shares of Common Stock and securities other than shares of Common Stock not constituting a Fundamental Change, then the Conversion Price and the number and kind of shares of Common Stock and such other securities receivable upon a conversion of Debentures in effect immediately prior to such action shall be adjusted so that the Holder of any Debentures thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock and such other securities of the Company which such Holder would have owned immediately prior thereto if such Debenture had been converted immediately prior thereto. An adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend or other distribution and shall become effective immediately after the effective date in case of a subdivision, combination or reclassification (or immediately after the record date if a record date shall have been established for such event). If, as a result of an adjustment made pursuant to this subsection (a), the Holder of any Debenture thereafter surrendered for conversion shall become entitled to receive shares of two or more classes or series of Capital Stock of the Company, the Board of Directors, whose determination shall be conclusive and shall be described in a Board Resolution shall determine the allocation of the adjusted Conversion Price between or among shares of such classes or series of Capital Stock. In the event that such dividend, distribution, subdivision, combination or reclassification is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed.

                  (b) In case the Company shall, while any of the Debentures are Outstanding, issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of Common Stock on the record date mentioned below, the Conversion Price for the Debentures shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the record date mentioned below, plus the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such Current Market Price, and of which the denominator shall be the number of shares of Common Stock outstanding at the close of business on the record date mentioned below, plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. For the purposes of this subsection, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. In case any rights or warrants referred to in this subsection in respect of which an adjustment shall have been made shall expire unexercised, within 45 days after the same shall have been distributed or issued by the Company, the Conversion Price shall be readjusted at the time of such expiration to the Conversion Price that would have been in effect if no adjustment had been made on account of the distribution or issuance of such expired rights or warrants.

                  (c) Subject to the last sentence of this subsection (c), in case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class or series of Capital Stock, cash or assets (including securities, but excluding any rights or warrants referred to in subsection (b), any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in Section 12.4(a)), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to such distribution (the "Reference Date") by a fraction of which the numerator shall be the Current Market Price per share of the Common Stock on the Reference Date less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), on the Reference Date, of the portion of the evidences of indebtedness, shares of Capital Stock, cash and assets so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the Reference Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not occurred. For purposes of this subsection (c), any dividend or distribution that includes shares of Common Stock or rights or warrants to subscribe for or purchase shares of Common Stock shall be deemed instead to be (i) a dividend or distribution of the evidences of indebtedness, shares of Capital Stock, cash or assets other than such shares of Common Stock or such rights or warrants (making any Conversion Price reduction required by this subparagraph (c)) immediately followed by (ii) a dividend or distribution of such shares of Common Stock or such rights or warrants (making any further Conversion Price reduction required by subsection (a) or (b)), except any shares of Common Stock included in such dividend or distribution shall not be deemed outstanding for purposes of computing any adjustment of the Conversion Price in subsection (a).

                  (d) In case the Company shall pay or make a dividend or other distribution on its Common Stock exclusively in cash (excluding all (i) regular quarterly cash dividends that do not exceed the per share amount of the immediately preceding regular quarterly cash dividend (as adjusted to reflect any of the events referred to in Sections 12.4(a), 12.4(b) or 12.4(c)) and (ii) regular quarterly cash dividends if the annualized amount thereof per share of Common Stock does not exceed 10% of the Current Market Price per share of the Common Stock on the Trading Day immediately preceding the date of declaration of such dividend), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subsection (d) by a fraction, of which the numerator shall be the Current Market Price per share of the Common Stock on the date fixed for the payment of such distribution less the amount of cash so distributed (excluding that portion of such distribution that does not exceed 10% of the Current Market Price per share, determined as provided above) applicable to one share of Common Stock and of which the denominator shall be such Current Market Price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the date fixed for the payment of such distribution; provided, however, that in the event the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price per share of the Common Stock on the record date mentioned above (excluding that portion of such distribution that does not exceed 10% of the Current Market Price per share, determined as provided above), in lieu of the foregoing adjustment adequate provision shall be made so that each Holder of Debentures shall have the right to receive upon conversion the amount of cash such Holder would have received had such Holder converted such Debenture(s) immediately prior to the record date for the distribution of the cash (less that portion of such distribution that does not exceed 10% of the Current Market Price per share, determined as provided above). In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed.

                  (e) In case a tender or exchange offer (other than an odd-lot offer) made by the Company or any Subsidiary of the Company for all or any portion of the Common Stock shall expire and such tender or exchange offer shall involve the payment by the Company or such Subsidiary of consideration per share of Common Stock having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer as it shall have been amended) that exceeds 110% of the Current Market Price per share of the Common Stock on the Trading Day next succeeding the Expiration Time, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subsection
(e) by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding (including any shares tendered or exchanged in such offer) at the Expiration Time (including the Purchased Shares, as defined below) multiplied by the Current Market Price per share of the Common Stock on the Trading Day next succeeding the Expiration Time and of which the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") (excluding that portion of such consideration that does not exceed 110% of the Current Market Price per share of the Common Stock on the Trading Day next succeeding the Expiration Time) and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Current Market Price per share of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that no shares are validly accepted in such tender or exchange offer, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed.

                  (f) The Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days, the reduction is irrevocable during the period, and the Board of Directors shall have made a determination that such reduction would be in the best interests of the Company, which determination shall be conclusive. The Company shall give at least 15 days' prior notice of such reduction to the Trustee, the Property Trustee, the Conversion Agent, the holders of the Trust Securities (if the Trust then holds Debentures) and other Holders of the Debentures.

                  (g) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price; provided, however, that any adjustments which by reason of this subsection (g) are not required to be made shall be carried forward and taken into account in determining whether any subsequent adjustment shall be required. There shall be no adjustment of the Conversion Price in case of the issuance of any Capital Stock (or securities convertible into or exchangeable for Capital Stock) of the Company except as specifically described in this Article.

                  (h) The Company may make such reductions in the Conversion Price, in addition to those required by subsections (a) through (f), as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to Holders of record of the Debentures a notice of the reduction at least 15 days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period it will be in effect.

                  (i) If any action would require adjustment of the Conversion Price pursuant to more than one of the provisions described above, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value to the Holders of the Debentures.

SECTION 12.5.     Fundamental Change.

                  (a) In the event that the Company is a party to any transaction (including, without limitation, a merger other than a merger that does not result in a reclassification, conversion, exchange or cancellation of Common Stock), consolidation, continuance, sale of all or substantially all of the assets of the Company, recapitalization or reclassification of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination of Common Stock) or any compulsory share exchange (each of the foregoing being referred to as a

"Transaction"), in each case, as a result of which shares of Common Stock shall be converted into the right to receive, or shall be exchanged for, (i) in the case of any Transaction other than a Transaction involving a Stock Fundamental Change (and subject to funds being legally available for such purpose under applicable law at the time of such conversion), securities, cash or other property, each Debenture shall thereafter be convertible into the kind and, in the case of a Transaction which does not involve a Fundamental Change, amount of securities, cash and other property receivable upon the consummation of such Transaction by a holder of that number of shares of Common Stock into which a Debenture was convertible immediately prior to such Transaction, or (ii) in the case of a Transaction involving a Stock Fundamental Change (and subject to funds being legally available for such purpose under applicable law at the time of such conversion), securities, cash or other property, each Debenture shall thereafter be convertible (in the manner described herein) into Common Stock of the kind received by holders of Common Stock (but in each case after giving effect to any adjustment discussed in subsections (b) and (c) relating to a Fundamental Change if such Transaction constitutes a Fundamental Change). The Holders of Debentures will have no voting rights with respect to any Transaction described in this section.

                  (b) If any Fundamental Change occurs, then the Conversion Price in effect will be adjusted immediately after such Fundamental Change as described in subsection (c) below. In addition, in the event of a Stock Fundamental Change, each Debenture shall be convertible solely into Common Stock of the kind received by holders of Common Stock as a result of such Stock Fundamental Change.

                  (c) The Conversion Price in the case of any Transaction involving a Fundamental Change will be adjusted immediately after such Fundamental Change as follows:

                  (1) in the case of a Non-Stock Fundamental Change, the Conversion Price immediately following such Non-Stock Fundamental Change will be the lower of (A) the Conversion Price in effect immediately prior to such Non-Stock Fundamental Change (after giving effect to any other prior adjustments), and (B) the result obtained by multiplying the greater of the Applicable Price and the then applicable Reference Market Price by a fraction of which the numerator will be 100 and of which the denominator will be an amount based upon the date such Non-Stock Fundamental Change occurs. For the 12-month period beginning February 22, 2000, the denominator used in the immediately preceding sentence will be 107, and such denominator will decrease by 0.7 during each successive 12-month period, provided that in no event shall the denominator be less than 100; and

                  (2) in the case of a Stock Fundamental Change, the Conversion Price immediately following such Stock Fundamental Change will be the Conversion Price in effect immediately prior to such Stock Fundamental Change (after giving effect to any other prior adjustments) as adjusted by multiplying such Conversion Price by a fraction, of which the numerator will be the Purchaser Stock Price and of which the denominator will be the Applicable Price; provided, however, that in the event of a Stock Fundamental Change in which (A) 100% of the value of the consideration received by a holder of Common Stock is Common Stock of the successor, acquiror or other third party (and cash, if any, is paid only with respect to any fractional interests in such Common Stock resulting from such Stock Fundamental Change) and (B) all of the Common Stock will have been exchanged for, converted into, or acquired for Common Stock (and cash with respect to fractional interests) of the successor, acquiror, or other third party, the Conversion Price immediately following such Stock Fundamental Change will be the Conversion Price in effect immediately prior to such Stock Fundamental Change as adjusted by multiplying such Conversion Price by a fraction, of which the numerator will be one and the denominator will be the number of shares of Common Stock of the successor, acquiror or other third party received by a holder of one share of Common Stock as a result of such Stock Fundamental Change.

SECTION 12.6.     Notice of Adjustments of Conversion Price.

         Whenever the Conversion Price is adjusted as herein provided:

                  (a) the Company shall compute the adjusted Conversion Price and shall prepare a certificate signed by the Chief Financial Officer or the Treasurer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Trustee, the Conversion Agent, the Property Trustee and the transfer agent for the Trust Securities and the Debentures; and

                  (b) a notice stating the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall as soon as practicable be mailed by the Company to all record holders of Trust Securities and the Debentures at their last addresses as they appear upon the transfer books of the Company and the Trust and the Securities Registrar.

SECTION 12.7.     Prior Notice of Certain Events.

         In case:

                         (i) the Company shall (A) declare any dividend (or any other distribution) on its Common Stock, other than (x) a dividend payable in shares of Common Stock or (y) a dividend payable in cash that would not require an adjustment pursuant to Section 12.4(c) or (d) or (B) authorize a tender or exchange offer that would require an adjustment pursuant to Section 12.4(e) (or shall amend any such tender or exchange offer to change the maximum number of shares being sought or the amount or type of consideration being offered (including by exchange) therefor);

                         (ii) the Company shall authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of Capital Stock of any class or series or of any other rights or warrants;

                         (iii) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of stockholders of the Company shall be required, or of the sale or transfer of all or substantially all of the assets of the Company or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

                         (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

         then the Company, (A) shall if any Trust Securities are outstanding under the Declaration, cause to be filed with the transfer agent for the Trust Securities, and shall cause to be mailed to the holders of record of the Trust Securities, at their last addresses as they shall appear upon the transfer books of the Trust or (B) shall cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, at least 15 days prior to the applicable record, effective or expiration date hereinafter specified, a notice stating
         (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up or (z) the date on which such tender or exchange offer (other than an exchange offer contemplated by clause (y) above) commenced, the date on which such tender or exchange offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of any amendment thereto); but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice.

SECTION 12.8.     Dividend Reinvestment and Other Plans.

                  Notwithstanding anything to the contrary in this Article, no adjustment of the Conversion Price will be made upon the issuance of any shares of Common Stock of the Company pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Common Stock of the Company under any such plan, or the issuance of any shares of Common Stock or options or rights to purchase such shares pursuant to any present or future employee benefit plan or program of the Company or pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security which does not constitute an issuance to all holders of Common Stock or a class thereof, of rights or warrants entitling holders of such rights or warrants to subscribe for or purchase Common Stock at less than the Current Market Price.

SECTION 12.9.     Certain Additional Rights.

                  In case the Company shall, by dividend or otherwise, declare or make a distribution on its Common Stock referred to in Section 12.4(c) or 12.4(d) (including, without limitation, dividends or distributions referred to in the last sentence of Section 12.4(c)), the Holders of the Debentures upon the conversion thereof subsequent to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution and prior to the effectiveness of the Conversion Price adjustment in respect of such distribution, shall also be entitled to receive for each share of Common Stock into which the Debentures are converted, the portion of the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of Capital Stock, cash and assets so distributed applicable to one share of Common Stock; provided, however, that, at the election of the Company with respect to all Holders so converting, the Company may, in lieu of distributing to such Holder any portion of such distribution not consisting of cash or securities of the Company, pay such Holder an amount in cash equal to the fair market value thereof (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution). If any conversion of Debentures described in the immediately preceding sentence occurs prior to the payment date for a distribution to holders of Common Stock which the Holder of Debentures so converted is entitled to receive in accordance with the immediately preceding sentence, the Company may elect (such election to be evidenced by a Board Resolution) to distribute to such Holder a due bill for the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of Capital Stock, cash or assets to which such Holder is so entitled, provided, that such due bill (i) meets any applicable requirements of the principal national securities exchange or other market on which the Common Stock is then traded and (ii) requires payment or delivery of such shares of Common Stock, rights, warrants, evidences of indebtedness, shares of Capital Stock, cash or



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

assets no later than the date of payment or delivery thereof to holders of shares of Common Stock receiving such distribution.

SECTION 12.10.    Reservation of Common Stock; Taxes.

                  (a) The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized and unissued Common Stock solely for issuance upon the conversion of the Debentures, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the Debentures then outstanding. Notwithstanding the foregoing, the Company shall be entitled to deliver upon conversion of Debentures shares of Common Stock reacquired and held in the treasury of the Company (in lieu of the issuance of authorized and unissued shares of Common Stock) so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances. Any shares of Common Stock issued upon conversion of the Debentures shall be duly authorized, validly issued and fully paid and nonassessable. The Conversion Agent shall deliver the shares of Common Stock received upon conversion of the Debentures to the converting Holder free and clear of all liens, charges, security interests and encumbrances, except for United States withholding taxes. The Company shall use its commercially reasonable efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all applicable requirements as to registration or qualification of the Common Stock (and all requirements to list the Common Stock issuable upon conversion of Debentures that are at the time applicable), in order to enable the Company to lawfully issue Common Stock to each Holder upon conversion of the Debentures.

                  (b) The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Debentures. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the Debentures so converted were registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Conversion Agent the amount of any such tax, or has established to the satisfaction of the Conversion Agent that such tax has been paid.

                  (c) Nothing in this Article shall limit the requirement of the Company to withhold taxes pursuant to the terms of the Debentures or as set forth in the Indenture or otherwise require the Trustee or the Company to pay any amounts on account of such withholdings.

SECTION 12.11. Trustee Not Responsible for Determining Conversion Price or Adjustments.

                  Neither the Trustee nor any Conversion Agent shall at any time be under any duty or responsibility to any Holder of any Debenture to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or whether any indenture supplemental hereto needs be entered into. Neither the Trustee nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock or of any securities or property, which may at any time be issued or delivered upon the conversion of any Debenture; and neither the Trustee nor any Conversion Agent makes any representation with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to made any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Debenture for the purpose of conversion. All Debentures delivered for conversion shall be delivered to the Trustee to be canceled by or at the discretion of the Trustee, which shall dispose of the same as provided in Section 3.9.

SECTION 12.12.    Conversion Not Permitted in Violation of U.S. Shipping Act.

                  Notwithstanding any provision to the contrary contained in this Indenture, the Conversion Agent shall not convert any Debentures if, after giving effect to such conversion, in excess of 25% the Common Stock of the Company would be owned by Persons who are not citizens of the United States or the Company would otherwise be in violation of the restriction on ownership of the Company's securities by Persons who are not citizens of the United States contained in the U.S. Shipping Act, 1916, and all amendments thereto as codified in 46 U.S.C. ss.ss. 801, et.seq. and all regulations promulgated thereunder. The Company will provide the Conversion Agent with notice at any time when the conversion of any or all outstanding Debentures would not be permitted pursuant to this Section 12.12. If Debentures which a Holder desires to convert may not be converted pursuant to this Section 12.12, the Conversion Agent shall give notice to such Holder of such fact and such Debentures shall not be converted into Common Stock. The Conversion Agent shall give such Holder notice at such time as the Debentures proposed to be converted by such Holder may be converted pursuant to this Section 12.12.

                                  ARTICLE XIII
                           SUBORDINATION OF DEBENTURES

SECTION 13.1.     Agreement to Subordinate.

                  The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of Debentures, by his acceptance thereof, likewise covenants and agrees, that the payment of the principal of (and premium, if any), interest on each and all of the Debentures is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Debt.

SECTION 13.2. Distribution on Dissolution, Liquidation and Reorganization; Subrogation of Debentures.

                  Upon any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company, whether in bankruptcy, insolvency, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company or otherwise (subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights conferred in this Indenture upon the Senior Debt and the holders thereof with respect to the Debentures and the Holders thereof by a lawful plan or reorganization under applicable bankruptcy law),

                  (a) the holders of all Senior Debt shall be entitled to receive payment in full of the principal thereof, premium, if any, interest, and any interest thereon, due thereon before the Holders of the Debentures are entitled to receive any payment upon the principal, premium, interest of or on the Debentures or interest on overdue amounts thereof; and

                  (b) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Debentures or the Trustee would be entitled except for the provisions of this Article XIII shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Debt or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Debt may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of, premium, if any, interest, and any interest thereon, on the Senior Debt held or represented by each, to the extent necessary to make payment in full of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt; and

                  (c) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the Trustee or the Holders of the Debentures before all Senior Debt is paid in full, such payment or distribution shall be paid over to the holders of such Senior Debt or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Debt may have been issued, ratably as aforesaid, for application to the payment of all Senior Debt remaining unpaid until all such Senior Debt shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt.

                  Subject to the payment in full of all Senior Debt, the Holders of the Debentures shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of cash, property or securities of the Company applicable to Senior Debt until the principal, premium, interest, and any interest thereon, of or on the Debentures shall be paid in full and no such payments or distributions to the Holders of the Debentures of cash, property or securities otherwise distributable to the Senior Debt shall, as between the Company, its creditors other than the holders of Senior Debt, and the Holders of the Debentures, be deemed to be a payment by the Company to or on account of the Debentures. It is understood that the provisions of this Article XIII are and are intended solely for the purpose of defining the relative rights of the Holders of the Debentures, on the one hand, and the holders of Senior Debt, on the other hand. Nothing contained in this Article XIII or elsewhere in this Indenture or in the Debentures is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Debt, and the Holders of the Debentures, the obligation of the Company, which is unconditional and absolute, to pay to the Holders of the Debentures the principal, premium, interest, and any interest thereon, of or on the Debentures as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the Holders of the Debentures and creditors of the Company other than the holders of Senior Debt, nor shall anything herein or in the Debentures prevent the Trustee or the Holder of any Debenture from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article XIII of the holders of Senior Debt in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Upon any payment or distribution of assets of the Company referred to in this Article XIII, the

Trustee shall be entitled to conclusively rely upon a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon, and all other facts pertinent thereto or to this Article XIII.

                  The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Debt. The Trustee shall not be liable to any such holder if it shall pay over or distribute to or on behalf of Holders of Debentures or the Company moneys or assets to which any holder of Senior Debt shall be entitled by virtue of this Article XIII. With respect to the holders of Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article and no implied covenants or obligations with respect to holders of Senior Debt shall be read into this Indenture against the Trustee. The rights and claims of the Trustee under Section 6.7 shall not be subject to the provisions of this Article XIII.

                  If the Trustee or any Holder of Debentures does not file a proper claim or proof of debt in the form required in any proceeding referred to above prior to 30 days before the expiration of the time to file such claim in such proceeding, then the holder of any Senior Debt is hereby authorized, and has the right, to file an appropriate claim or claims for or on behalf of such Holder of Debentures.

SECTION 13.3.     No Payment on Debentures in Event of Default on Senior Debt.

                  No payment by the Company on account of principal, premium, interest or other amounts, and any interest thereon, of or on the Debentures shall be made unless full payment of amounts then due for principal, premium, if any, sinking funds, and interest or other amounts on Senior Debt has been made or duly provided for in money or money's worth.

SECTION 13.4.     Payments on Debentures Permitted.

                  Nothing contained in this Indenture or in any of the Debentures shall (a) affect the obligation of the Company to make, or prevent the Company from making, at any time except as provided in Sections 13.2 and 13.3, payments of principal, premium, interest, and any interest thereon, of or on the Debentures or (b) prevent the application by the Trustee of any moneys deposited with it hereunder to the payment of or on account of the principal, premium, interest or other amounts, and any interest thereon, of or on the Debentures unless the Trustee shall have received at its Corporate Trust Office written notice of any event prohibiting the making of such payment Business Days
(i) prior to the date fixed for such payment, or (ii) prior to the execution of an instrument to satisfy and discharge this Indenture based upon the deposit of funds under Section 4.1(a)(ii).

SECTION 13.5. Authorization of Holders of Debentures to Trustee to Effect Subordination.

         Each Holder of Debentures by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article XIII and appoints the Trustee his attorney-in-fact for any and all such purposes.

SECTION 13.6.     Notices to Trustee.

                  The Company shall give prompt written notice to a Responsible Officer of the Trustee located at the Corporate Trust Office of the Trustee of any fact known to the Company which would prevent the making of any payment to or by the Trustee in respect of the Debentures. Notwithstanding the provisions of this Article XIII or any other provisions of this Indenture, neither the Trustee nor any Paying Agent (other than the Company) shall be charged with knowledge of the existence of any Senior Debt or of any event which would prohibit the making of any payment of moneys to or by the Trustee or such Paying Agent, unless and until the Trustee or such Paying Agent shall have received (in the case of the Trustee, at its Corporate Trust Office) written notice thereof from the Company or from the holder of any Senior Debt or from the trustee for or representative of any Senior Debt together with proof satisfactory to the Trustee of such holding of Senior Debt or of the authority of such trustee or representative; provided, however, that if at least two Business Days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of the principal, premium, interest, of or on any Debenture, or any interest thereon) or the date on which the Trustee shall execute an instrument acknowledging satisfaction and discharge of this Indenture, the Trustee shall not have received with respect to such moneys or the moneys deposited with it as a condition to such satisfaction and discharge the notice provided for in this Section 13.6, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary, which may be received by it on or after such two Business Days prior to such date. The Trustee shall be entitled to conclusively rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Debt (or a trustee or representative on behalf of such holder) to establish that such a notice has been given by a holder of Senior Debt or a trustee or representative on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article Fourteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article XIII and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 13.7.     Trustee as Holder of Senior Debt.

                  The Trustee shall be entitled to all the rights set forth in this Article XIII in respect of any Senior Debt at any time held by it to the same extent as any other holder of Senior Debt and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

SECTION 13.8.     Modification of Terms of Senior Debt.

                  Any renewal or extension of the time of payment of any Senior Debt or the exercise by the holders of Senior Debt of any of their rights under any instrument creating or evidencing Senior Debt, including without limitation the waiver of default thereunder, may be made or done all without notice to or assent from Holders of the Debentures or the Trustee.

                  No compromise, alteration, amendment, modification, extension, renewal or other change of, or waiver, consent or other action in respect of, any liability or obligation under or in respect of, or of any of the terms, covenants or conditions of any indenture or other instrument under which any Senior Debt is outstanding or of such Senior Debt, whether or not such release is in accordance with the provisions of any applicable document, shall in any way alter or affect any of the provisions of this Article XIII or of the Debentures relating to the subordination thereof.

                  -----------------------

                  This instrument may be executed with counterpart signature pages or in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                           AMERICAN CLASSIC VOYAGES CO.


                                           By: /s/Jordan B. Allen
                                              ------------------------
                                           Name:  Jordan B. Allen
                                           Title: Executive Vice President,
                                                  Secretary and General Counsel

                                           THE BANK OF NEW YORK


                                           By:  /s/ Mary LaGumina
                                              ------------------------
                                           Name:    Mary LaGumina
                                           Title:   Assistant Vice President


                          EXHIBIT A: FORM OF DEBENTURE
                          ----------------------------

CUSIP No. 024-928-AA1

                  UNDER CERTAIN CIRCUMSTANCES THIS DEBENTURE IS CONVERTIBLE INTO COMMON STOCK OF AMERICAN CLASSIC VOYAGES CO. (THE "COMPANY"). THE COMPANY OPERATES CERTAIN VESSELS IN THE UNITED STATES COASTWISE TRADES IN COMPLIANCE WITH THE SHIPPING ACT OF 1916, AS AMENDED ("SHIPPING ACT"). THE SHIPPING ACT REQUIRES THAT NOT MORE THAN 25% OF THE COMPANY'S CAPITAL STOCK MAY BE OWNED OR CONTROLLED BY FOREIGN CITIZENS, AS SUCH TERM IS DEFINED BELOW. A "FOREIGN CITIZEN" IS ANY PERSON (INCLUDING AN INDIVIDUAL, A PARTNERSHIP, A CORPORATION, OR AN ASSOCIATION) WHO IS NOT A UNITED STATES CITIZEN. FOR THE PURPOSES HEREOF, A UNITED STATES CITIZEN IS DEFINED AS FOLLOWS: (1) AN INDIVIDUAL IS A UNITED STATES CITIZEN IF SUCH INDIVIDUAL IS SO CHARACTERIZED UNDER THE LAWS OF THE UNITED STATES, (2) A PARTNERSHIP IS A UNITED STATES CITIZEN IF ALL ITS GENERAL PARTNERS ARE UNITED STATES CITIZENS, AND AT LEAST 75% OF THE EQUITY INTEREST IN THE PARTNERSHIP IS OWNED BY UNITED STATES CITIZENS, (3) AN ASSOCIATION IS A UNITED STATES CITIZEN IF EACH OF ITS MEMBERS IS A UNITED STATES CITIZEN, (4) A TRUST IS A UNITED STATES CITIZEN IF EACH OF ITS TRUSTEES IS A UNITED STATES CITIZEN, EACH BENEFICIARY WITH AN ENFORCEABLE INTEREST IN THE TRUST IS A UNITED STATES CITIZEN, AND AT LEAST 75% OF THE EQUITY INTEREST IN THE TRUST IS OWNED BY UNITED STATES CITIZENS, (5) A CORPORATION IS A UNITED STATES CITIZEN IF (A) IT IS ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OR ANY STATE, TERRITORY, DISTRICT, OR POSSESSION THEREOF, (B) ITS PRESIDENT OR OTHER CHIEF EXECUTIVE OFFICER AND THE CHAIRMAN OF ITS BOARD OF DIRECTORS ARE UNITED STATES CITIZENS, (C) NO MORE OF ITS DIRECTORS THAN A MINORITY OF THE NUMBER NECESSARY TO CONSTITUTE A QUORUM ARE INDIVIDUALS WHO ARE NOT UNITED STATES CITIZENS, (D) 75% OR MORE OF ITS ISSUED AND OUTSTANDING CAPITAL STOCK, AND, IF IT IS A SUBSIDIARY, 75% OR MORE OF THE ISSUED AND OUTSTANDING CAPITAL

STOCK OF EACH OF ITS CORPORATE PARENTS INCLUDING THE ULTIMATE CORPORATE PARENT, IS REGISTERED IN THE NAME OF AND BENEFICIALLY OWNED AND CONTROLLED BY UNITED STATES CITIZENS, AND (E) BY NO MEANS WHATSOEVER IS CONTROL OF THE COMPANY CONFIRMED UPON OR PERMITTED TO BE EXERCISED BY ANY PERSON WHO IS NOT A UNITED STATES CITIZEN.

                  UNDER THE CERTIFICATE OF INCORPORATION AND BY-LAWS OF THE COMPANY, THE BOARD OF DIRECTORS OF THE COMPANY IS AUTHORIZED TO ESTABLISH, FROM TIME TO TIME, AS A CONDITION TO THE ISSUANCE OR TRANSFER OF SHARES OF THE COMPANY TO OR FOR THE BENEFIT OF A FOREIGN CITIZEN, THE MINIMUM PERCENTAGE OF THE TOTAL OUTSTANDING SHARES OF THE COMPANY WHICH SHALL BE OWNED BY UNITED STATES CITIZENS, WHICH MINIMUM PERCENTAGE MAY, IN THE DISCRETION OF THE BOARD OF DIRECTORS, EXCEED THE MINIMUM PERCENTAGE REQUIRED BY THE SHIPPING ACT.

                  NO PROPOSED CONVERSION OF DEBENTURES SHALL BE MADE IF THE STOCK RECORDS OF THE COMPANY DISCLOSE IMMEDIATELY PRIOR TO THE TIME OF SUCH PROPOSED CONVERSION THAT (1) THE MINIMUM PERCENTAGE OF OUTSTANDING SHARES OF VOTING STOCK OF ANY CLASS OF THE COMPANY ALLOWED TO BE OWNED BY FOREIGN CITIZENS HAS BEEN MET OR HAS BEEN EXCEEDED, OR (2) THE MAXIMUM PERCENTAGE OF OUTSTANDING SHARES OF VOTING STOCK OF ANY CLASS OF THE COMPANY ALLOWED TO BE OWNED BY FOREIGN CITIZENS WOULD BE EXCEEDED AS A RESULT OF SUCH PROPOSED CONVERSION.

                  THE COMPANY WILL FURNISH TO ANY HOLDER OF DEBENTURES, UPON REQUEST AND WITHOUT CHARGE, COPIES OF THE APPLICABLE PROVISIONS OF THE CERTIFICATE OF INCORPORATION, BY-LAWS, AND ANY APPLICABLE RESOLUTIONS OF THE BOARD OF DIRECTORS ADOPTED FOR THE PURPOSE OF IMPLEMENTING THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION OR BY-LAWS NOTED ABOVE. ANY SUCH REQUEST MAY BE ADDRESSED TO THE SECRETARY OF THE COMPANY.

                          AMERICAN CLASSIC VOYAGES CO.

                 7% CONVERTIBLE SUBORDINATED DEBENTURE DUE 2015

                  AMERICAN CLASSIC VOYAGES CO., a Delaware corporation (the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank of New York, as Property Trustee for the AMCV Capital Trust I, or registered assigns, the principal sum of One Hundred and Three Million Ninety Two Thousand Eight Hundred Dollars ($103,092,800) (or such greater or lesser principal sums as shall be noted on the Schedule attached hereto) on February 15, 2015 and to pay interest on said principal sum from February 22, 2000 or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, quarterly (subject to deferral as set forth herein) in arrears on February 15, May 15, August 15 and November 15 of each year, commencing May 15, 2000, at the rate 7% per annum plus Additional Interest (as defined herein) and Additional Sums (as defined in Section 1.1 of the Indenture) if any, until the principal hereof shall have become due and payable, and on any overdue principal. The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Debenture is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day (and without any interest or other payment in respect of any such delay), in each case with the same force and effect as if made on the date the payment was originally payable. A "Business Day" shall mean any day other than a day on which banking institutions in the City of New York are authorized or required by law or executive order to close. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Debenture (or one or more Predecessor Debentures, as defined in the Indenture) is registered at the close of business on the Regular Record Date for such interest installment, which shall be the close of business on the first day of the month of such Interest Payment Date. Any such interest installment not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Debentures not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  The Company shall have the right at any time during the term of this Debenture, from time to time, to extend the interest payment period of such Debenture for a period not exceeding 20 consecutive quarters from the date of issue or the most recent date that interest has been paid or been duly provided for (an "Extension Period") provided that such period shall not extend beyond the Maturity of this Debenture. During any Extension Period, interest will compound quarterly and the Company shall have the right to make partial payments of interest on any Interest Payment Date. At the end of any Extension Period, the Company shall pay all interest then accrued and unpaid (together with Additional Interest thereon to the extent that payment of such interest is permitted by applicable law and Additional Sums, if any) to the Holder(s) in whose names the Debentures are registered on the Regular Record Date preceding the end of the Extension Period. "Additional Interest" means interest that shall accrue on any interest on the Debentures that is in arrears for more than one quarter or not paid during an Extension Period, which in either case shall accrue at the rate per annum borne by this Debenture compounded quarterly. Prior to the termination of any such Extension Period, the Company may further extend the interest payment period, provided that such Extension Period together with all such previous and further extensions thereof shall not exceed 20 consecutive quarters or extend beyond the Maturity of this Debenture or end on a date other than an Interest Payment Date. Upon the termination of any Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due, the Company may select a new Extension Period, subject to the foregoing requirements. No interest shall be due and payable during an Extension Period except at the end thereof and no default under this Debenture or Event of Default shall be deemed to occur solely as a result of an Extension Period. For so long as the Property Trustee is the sole Holder of this Debenture, the Company shall give the Holder of this Debenture and the Trustee notice of its selection of an Extension Period at least one Business Day prior to the earlier of (i) the Interest Payment Date and (ii) the date that the administrative trustees of the Trust are required to give notice to the Nasdaq Stock Market or other applicable self-regulatory organization or to holders of the Trust Securities of the record date or the date distributions by such Trust are payable, but in any event not less than one Business Day prior to such record date. If the Property Trustee is not the sole Holder of this Debenture, the Company shall give the Holders of this Debenture and the Trustee notice of its selection of an Extension Period at least ten Business Days prior to the earlier of (i) the Interest Payment Date and (ii) the date that the administrative trustees of the Trust are required to give notice to the Nasdaq Stock Market or other applicable self-regulatory organization or to holders of the Trust Securities of the record date or the date distributions by such Trust are payable, but in any event not less than one Business Day prior to such record date.

                  Payment of the principal of and interest on this Debenture will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer in immediately available funds to such account as may be designated by the Person entitled thereto as specified in the Security Register, so long as the applicable Paying Agent has received proper transfer instructions in writing by the Record Date prior to the applicable Interest Payment Date.

                  The indebtedness evidenced by this Debenture is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Debt, and this Debenture is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Debenture, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Debt, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

                  Reference is hereby made to the further provisions of the Indenture summarized on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Debenture shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, American Classic Voyages Co. has caused this instrument to be duly executed under its corporate seal.

Dated:

                                            AMERICAN CLASSIC VOYAGES CO.


                                            By:
                                               -----------------------------

                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Debentures referred to in the within-mentioned Indenture

                                          THE BANK OF NEW YORK, as Trustee


                                          By:
                                             -------------------------------
                                                  Authorized Signatory

                             [Reverse of Debenture]

                  This Debenture is one of a duly authorized issue of debt securities of the Company, designated as its 7% Subordinated Convertible Debentures Due 2015 (herein called the "Debentures"), limited in aggregate principal amount to (a) $103,092,800 plus (b) such additional aggregate principal amount (which may not exceed $15,463,950 principal amount) of Debentures as shall be purchased in connection with the exercise by the Underwriters of the over-allotment option pursuant to the Underwriting Agreement, issued under a Junior Convertible Subordinated Indenture, dated as of February 22, 2000, (the "Indenture"), between the Company and The Bank of New York, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company and the Holders of the Debentures, and of the terms upon which the securities are, and are to be, authenticated and delivered.

                  All terms used in this Debenture which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  The Company shall have the right to redeem this Debenture, at the option of the Company, upon not less than 30 nor more than 60 days' notice, without premium (other than the premium included in the redemption price) or penalty, in whole or in part at any time on or after February 19, 2003 (an "Optional Redemption") at the redemption prices specified below, expressed as percentages of the principal amount if redeemed during the 12-month period beginning on each of dates set forth below:

                  Date                                                Percentage

         February 19, 2003.........................................    104.90%
         February 15, 2004.........................................    104.20%
         February 15, 2005.........................................    103.50%
         February 15, 2006.........................................    102.80%
         February 15, 2007.........................................    102.10%
         February 15, 2008.........................................    101.40%
         February 15, 2009.........................................    100.70%
         February 15, 2010 and thereafter..........................    100.00%

                  in each case together with accrued and unpaid interest (including Additional Interest and Additional Sums, if any) to (but not including) the date fixed for redemption (subject to the rights of Holders of record on any Regular Record Date to receive interest due on any Interest Payment Date that is on or prior to such redemption date).

                  In addition, if at any time prior to the Conversion Expiration Date less than ten percent (10%) in principal amount of the Debentures originally issued by the Company remain outstanding, such Debentures shall be redeemable, at the option of the Company, exercisable at any time in whole but not in part, at a Redemption Price equal to the aggregate unpaid principal amount thereof, and all accrued and unpaid interest due thereon.

                  So long as the corresponding Trust Securities are outstanding, the proceeds from the redemption of any of the Debentures will be used by the Property Trustee to redeem

Trust Securities. In addition, so long as the Trust Securities are outstanding, the proceeds from any repayment or prepayment of the Debentures will be used to redeem Trust Securities in accordance with the Declaration.

                    If the Debentures are only partially redeemed by the Company pursuant to an Optional Redemption, the Debentures will be redeemed pro rata or by lot or by any other method utilized by the Trustee;

                    In the event of redemption of this Debenture in part only, a new Debenture or Debentures for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof, except in the case of a Global Debenture in which case the Trustee may reflect a reduction in the principal amount of such Global Debenture by making a notation of same in the schedule included in such Global Debenture.

                    In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Debentures and the interest accrued thereon may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                    If a Trust Special Event (as defined in the Indenture) shall occur and be continuing, this Debenture shall be exchangeable for Trust Securities in accordance with Section 11.9 of the Indenture, unless a Trust Special Event is a Trust Tax Event (as defined in the Indenture), in which case this Debenture may be redeemed by the Company in accordance with Section 11.8 of the Indenture.

                    The Holder of this Debenture has the right, exercisable at any time through the close of business (New York time) on the Business Day immediately preceding the maturity of the Debentures (or, in the case of this Debenture being called for redemption, prior to the close of business on the Business Day prior to the corresponding redemption date), to convert the principal amount thereof (or any portion thereof that is an integral multiple of $1,000) into shares of Common Stock at the initial conversion rate of 1.6207 shares of Common Stock for each $50 in aggregate principal amount of the Debenture (equivalent to a Conversion Price of $30.85 per share of Common Stock), subject to adjustment under certain circumstances. To convert this Debenture, the Holder hereof must (a) complete and sign a notice of conversion substantially in the form attached hereto, (b) surrender this Debenture to a Conversion Agent, (c) furnish appropriate endorsements or transfer documents if required by the Conversion Agent and (d) pay any transfer or similar tax, if required.

                    If an Event of Default with respect to the Debentures shall occur and be continuing, the principal of the Debentures may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

                    The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debentures at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Debentures (voting as one class). The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Debentures (voting as one class), on behalf of the Holders of all Debentures, to waive compliance by the Company with certain provisions of the Indenture. The Indenture permits, with certain exceptions as therein provided, the Holders of a majority in principal amount of the Debentures then Outstanding to waive defaults under the Indenture with respect to the Debentures and their consequences. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued upon the registration of transfer thereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debenture.

                    No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Debenture at the times, place and rate, and in the coin or currency, herein prescribed.

                    As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Debenture is registerable in the Security Register, upon surrender of this Debenture for registration of transfer at the office or agency of the Company in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debentures, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                    Prior to due presentment of this Debenture for registration of transfer, the Company, the Trustee and any of their respective agents may treat the Person in whose name this Debenture is registered as the owner hereof for all purposes, whether or not this Debenture shall be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                    The Debentures are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Debentures are exchangeable for a like aggregate principal amount of Debentures of a different authorized denomination, as requested by the Holder surrendering the same.

                    The Company and, by its acceptance of this Debenture or a beneficial interest herein, the Holder of, and any Person that acquires a beneficial interest in, this Debenture agree that for United States federal, state and local tax purposes it is intended that this Debenture constitutes indebtedness.

                    No recourse under or upon any obligation, covenant or agreement of or contained in the Indenture or of or contained in any of the Debentures, or for any claim based thereon or otherwise in respect thereof, or in any Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer, employee or director, as such, past, present or future, of the Company or of any successor Person, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment, penalty or otherwise; it being expressly understood by each Holder that all such liability is hereby expressly waived and released by the acceptance hereof and as a condition of, and as part of the consideration for, the issuance of the Debentures and the execution of the Indenture.

                    THE DEBENTURES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

                                 ASSIGNMENT FORM

                To assign this Debenture or the capital stock issuable upon conversion of this Debenture in the event the Notice of Conversion is given, fill in the form below:

                (I) or (we) assign or transfer this Debenture or such capital stock (as the case may be) to

                (Insert assignee's social security or tax identification number)

________________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint ___________________ agent to transfer this Debenture or such capital stock on the books of the Company. The agent may substitute another to act for him.

Your Signature:_________________________________________________________________
         (Sign exactly as your name appears on the other side of this Debenture)

Date:
      ---------------------------

                                   SIGNATURES

Signature Guarantee: *
                       -----------------------------------------

----------------------

* Signature must be guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) in such other guarantee programs acceptable to the Trustee.

                          FORM OF NOTICE OF CONVERSION

                    To:   American Classic Voyages Co.
                          The Bank of New York, as Conversion Agent

                    The undersigned owner of this Debenture hereby irrevocably exercises the option to convert this Debenture, or the portion designated, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment above. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

   Date:
         -------------------------
         in whole
                 ------------
         in part
                -------------

                          Portions of Debenture to be converted ($1,000 or integral multiples thereof):
                          $
                           ---------------------------------------

                          Signature (for conversion only)

                          ----------------------------------------


                          Please Print or Typewrite Name and
                          Address, Including Zip Code, and
                          Social Security or Other Identifying Number

                          ----------------------------------------

                          ----------------------------------------

                          ----------------------------------------

Signature Guarantee: *
                          ---------------------------------

----------------

* Signature must be guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) in such other guarantee programs acceptable to the Trustee.

                                    SCHEDULE

         The notations on the following table evidence decreases in the principal sum of this Debenture resulting from conversions or increases resulting from the exercise of the Over-Allotment Option. As used herein, the term "Over-Allotment Option" means that certain option to purchase up to 300,000 additional Trust Preferred Securities granted by the Trust to the Underwriters pursuant to the Underwriting Agreement, dated February 15, 2000, among the Company, the Trust and the Underwriters (as defined in the Indenture).



                                    Principal Sum
Decrease of Increase in       remaining after Decrease         Notation Made by
Principal Sum                        or Increase              Security Registrar
--------------------------------------------------------------------------------